UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21033
                                                     ---------------------

             Nuveen Connecticut Dividend Advantage Municipal Fund 2
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen
Municipal Closed-End
Exchange-Traded
Funds

ANNUAL REPORT May 31, 2004

                                NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
                                                                             NTC

                            NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NFC

                          NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NGK

                          NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
                                                                             NGO

                              NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
                                                                             NMT

                          NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NMB

                  NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
                                                                             NGX

                                   NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
                                                                             NOM

Photo of: Man holding up small boy.
Photo of: 2 women with 2 girls looking at seashells.

DEPENDABLE,
TAX-FREE INCOME
BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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If you decide you do not like receiving your reports electronically, it's a
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--------------------------------------------------------------------------------

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

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     the address sheet that accompanied this report as a guide.

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IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2    Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click
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3    You'll be taken to a screen that asks for your Social Security number and
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Logo: NUVEEN Investments

Timothy R. Schwertfeger
Chairman of the Board

Photo of: Timothy R. Schwertfeger

Sidebar text: WE THINK THAT MUNICIPAL BOND INVESTMENTS LIKE YOUR NUVEEN FUND CAN BE IMPORTANT BUILDING BLOCKS IN A WELL-BALANCED PORTFOLIO.


Dear
  SHAREHOLDER

I am very pleased to report that for the fiscal year ended May 31, 2004, your Nuveen Fund continued to provide you with attractive monthly tax-free income.

While tax-free income is always welcome, we know that many shareholders are beginning to wonder whether interest rates will rise significantly, and whether that possibility should cause them to adjust that portion of their investment portfolios allocated to tax-free municipal bonds. We believe this is a question you should consider carefully with the help of a trusted financial advisor. In many cases, it may be more appropriate to focus on long-term goals and objectives rather than shorter-term market movements, and this is where a professional advisor may be able to help keep you focused on the larger objectives of your investment program.

As you read through this report, please review the inside front cover and consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2004

Nuveen Municipal Closed-End Exchange-Traded Funds
(NTC, NFC, NGK, NGO, NMT, NMB, NGX, NOM)

Portfolio Managers'
               COMMENTS

Portfolio managers Paul Brennan, Dan Solender and Scott Romans review the market environment, key investment strategies and the performance of these Nuveen Funds. Paul, who has 13 years of investment experience, has managed NTC since 1999, NFC since 2001, NGK and NGO since 2002, and NMT and NMB since 2003. With 12 years of investment experience, Dan assumed portfolio management responsibility for NGX in May 2004. Scott, who joined Nuveen in 2000, has managed NOM since November 2003.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2004?

During this reporting period, the U.S. economy demonstrated growing evidence of improvement in such key areas as employment, capital spending and industrial production. Indeed, during the third quarter of last year, the U.S. gross domestic product grew at an annualized rate of 8.2%, more than double the second quarter's performance and the fastest annualized quarterly growth rate in nearly 20 years. Although this rapid pace was not considered sustainable, the economy continued to turn in steady performance for the rest of the 12-month reporting period, expanding by an annualized 4.1% in the fourth quarter of 2003 and an annualized 3.9% in the first three months of 2004.

Inflation also showed some signs of acceleration, driven mainly by higher energy and transportation costs, with the Consumer Price Index rising at a 5.1% rate (annualized) during the first five months of 2004. The combination of economic momentum and growing inflation concerns served as a catalyst for heightened volatility in the fixed-income markets. Although short-term interest rates remained at or near historical lows throughout this 12-month period, the long-term bond markets, including the municipal market, were increasingly driven by expectations that the Federal Reserve would move to increase interest rates and by speculation over the timing and extent of those increases. As one example, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed municipal bond index, rose from 4.83% at the beginning of the period to 5.50% by the middle of August 2003. The index yield then fell steadily over the next seven months to reach 4.73% by the middle of March 2004, before rising to 5.36% by the end of the reporting period.

In general, municipal supply nationwide remained strong over the 12-month reporting period, with $384.8 billion in new bonds coming to market. This represented an increase of 2% over the preceding 12-month period. However, the pace of issuance slowed toward the end, with $147.8 billion in new municipal supply during the first five months of 2004, down 6% from January-May 2003. In May 2004 alone, volume decreased 9% from one year earlier.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN CONNECTICUT, MASSACHUSETTS AND MISSOURI?

Connecticut's economy continued its struggle toward recovery during the period, hampered by weakness in the manufacturing sector and the relatively high cost of doing business in the state. Although Connecticut's per capita income was the highest in the nation, its state government also had the highest per capita debt, which has acted to constrain growth. However, Connecticut remains economically diverse, and the job picture continued to improve, with a May 2004 unemployment rate of 4.6%, down from 5.4% in May 2003 and below the national rate of 5.6%. Current estimates call for Connecticut to end fiscal 2004 with a budget surplus of between $50 million and $100 million. It is expected that these funds will be deposited into the rainy day fund, which was depleted during 2003's budget crisis. In July 2003, Moody's downgraded the state's debt to Aa3 from Aa2, citing Connecticut's fiscal difficulties, high debt levels and underfunded pension plans. On the other hand, in September 2003, Standard & Poor's maintained its AA rating on the state's debt and changed its outlook to stable from negative because of the corrective actions taken to address fiscal problems. During the 12-month reporting period ended May 2004, Connecticut issued $6.4 billion in new municipal bonds, an increase of 12% over the previous 12-month period.

Like Connecticut, Massachusetts continued to grapple with a sluggish economy, budget problems and a high debt burden. While the commonwealth's manufacturing sector continued to shed jobs, overall job losses abated during this reporting period. Massachusetts seemed positioned to benefit from increased federal defense spending and emerging signs of recovery in its healthcare, education, financial services and technology sectors. As of May 2004, Massachusetts unemployment was 5.2%, down from 5.8% a year earlier. In March 2004, Moody's reconfirmed its rating of Massachusetts' debt at Aa2 with a negative outlook, citing the ongoing budgetary pressures in the commonwealth. In the same month, S&P also affirmed its rating of AA- with a stable outlook. Massachusetts new municipal bond issuance during the 12 months ended May 2004 totaled $11.5 billion, down 15% from the previous 12 months.

Missouri's economy also remained weak, especially in terms of job creation, after a deep manufacturing-led recession over the past two years. However, the state's financial operations continued to be well managed, and debt ratios were below average. Tax revenues in fiscal 2004 increased over the prior year, and the state's budget reserve fund was expected to be fully funded by the end of the current fiscal period. Missouri continued to feature a large and industrially diverse economy, including construction, wholesale trade, transportation, communications and utilities, which positioned the state to benefit as the U.S. economy strengthens. The biotech/life sciences industry has also emerged as a potential growth driver in the state. While any rebound in manufacturing is not expected to create many jobs, the employment scenario has become more positive with the end of deep layoffs, as reflected in the May 2004 unemployment rate of 5.1%, compared with 5.8% in May 2003. Municipal new issue supply in Missouri for the 12-month period ended May 2004 was $5.8 billion, down 9% compared with the prior 12 months. As of May 2004, Missouri's general obligation debt retained its rating of Aaa/AAA with stable outlooks from Moody's and Standard & Poor's, respectively.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED MAY 31, 2004?

As the market continued to anticipate rising interest rates, our major focus during this reporting period remained on trying to mitigate some of the interest rate risk inherent in each Fund's portfolio. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). Since longer-term bonds often carry more interest rate risk than intermediate-term or short-term bonds, we concentrated on finding attractive securities with defensive structures in the long- intermediate part of the yield curve (i.e., bonds that mature in 15 to 20 years). In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and greater total return potential.

The combination of tighter supply and lower yields over most of this period meant that the new issue market did not offer many uninsured bonds that we thought would perform better than those we already owned in our portfolios. At the same time, the supply of insured bonds was more plentiful, allowing us to adjust NGX's portfolio in ways that we thought would better position the Fund going forward.

When we did find attractive bonds, especially for the Connecticut and uninsured Massachusetts Funds, we sought to diversify the Funds' holdings with purchases of higher-rated general obligation bonds and other tax-backed securities. In addition, some of the Funds made purchases in the healthcare sector, where improvements in cost containment and reimbursement practices have helped the sector's long-term outlook. Some of these additions were financed through the sale of bonds with longer maturities or with proceeds from bond calls, while in other cases we sold bonds that had become advanced refunded but were not yet called.

For NGX, our efforts during the first half of this period also focused largely on enhancing diversification as an additional way of reducing risk following the Fund's initial investing period. As part of this, we decreased our allocation of tax-backed securities, healthcare and multifamily housing, and added to our holdings in the education and water and sewer sectors. We also worked to enhance and support NGX's income stream by adding longer bonds priced near par to the Fund's portfolio.

NOM had a significant holding of AAA/U.S. Guaranteed rated bonds at the beginning of this period, and we sought more diversity by looking for lower-rated investment-grade securities. Among the higher credit quality bonds we sold were a number of prerefunded and escrowed bonds. The proceeds from these bonds were reallocated to limited tax obligation and healthcare bonds.

HOW DID THE FUNDS PERFORM?

Individual results for the Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 5/31/04
(Annualized)

                                  1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------
NTC                               -0.51%      6.31%      7.64%
--------------------------------------------------------------
NFC                               -0.56%         NA         NA
--------------------------------------------------------------
NGK                               -1.48%         NA         NA
--------------------------------------------------------------
NGO                               -2.08%         NA         NA
--------------------------------------------------------------
NMT                               -0.51%      5.53%      7.19%
--------------------------------------------------------------
NMB                               -1.03%         NA         NA
--------------------------------------------------------------
NOM                               -1.00%      6.15%      7.30%
--------------------------------------------------------------
Lehman Brothers Municipal
Bond Index1                       -0.03%      5.49%      6.33%
--------------------------------------------------------------

--------------------------------------------------------------
NGX                               -2.18%         NA         NA
--------------------------------------------------------------
Lehman Brothers Insured
Municipal Bond Index1             -0.39%      5.73%      6.54%
--------------------------------------------------------------
Lipper Other States Municipal
Debt Funds Average2               -0.99%      5.95%      7.16%
--------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended May 31, 2004, the total returns on net asset value (NAV) for all seven of the uninsured Funds in this report underperformed the return on the Lehman Brothers Municipal Bond Index. NGX, an insured Fund, trailed the Lehman Brothers Insured Municipal Bond Index. NTC, NFC and NMT outperformed the Lipper Other States peer group, while NMB and NOM performed in line with this Lipper average. NGK, NGO, and NGX underperformed the Lipper group average.

One of the primary factors affecting the 12-month performance of each of these Funds compared with that of the unleveraged Lehman index was the Funds' use of leverage. Leveraging can provide opportunities for additional income and total return for common shareholders, but it is a strategy that adds volatility to the Funds' NAVs and share prices, especially when interest rates move significantly. While each of these Funds was able to generate additional income over this period through the use of leverage, rising interest rates caused larger declines in each Fund's NAV than would have been the case had the Fund not used leverage. This had a direct and negative effect on total returns over this period.

On the positive side, the Funds' performances were helped by their holdings of lower-rated investment-grade quality bonds, which outperformed higher-rated bonds as the economy improved and investors' risk tolerance increased. For example, despite its relatively high concentration of AAA rated bonds, NOM benefited from having 3% of its portfolio in Baa2 rated bonds issued for Maryville University of St. Louis. In the other uninsured Funds, allocations of BBB rated bonds as of May 31, 2004, ranged from 14% in NFC to 13% in NMB, 10% in NGO, 9% in NTC, 8% in NGK and NMT, and 7% in NOM. Although NGX is an insured Fund, it is allowed to invest up to 20% of its portfolio in uninsured investment-grade securities. This Fund had 1% of its portfolio in BBB rated bonds as of May 31, 2004.

Several Funds also benefited from their callable bond holdings in the housing sector, especially

1 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, while the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index consisting of a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

2 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, (44 funds); 5 years, (19 funds); and 10 years, (17 funds). Fund and Lipper returns assume reinvestment of dividends.

multifamily housing. While call exposure is a factor that we generally work to reduce in order to protect the Funds' income streams, many callable bonds have reduced interest rate risk and tended to perform well late in this reporting period as interest rates rose. Other holdings making positive contributions to the Connecticut Funds' total returns during this reporting period were bonds backed by revenues from the 1998 master tobacco settlement agreement.

For NGX, its relative underperformance was due to its large holdings of bonds with long maturities and durations (see the inside back cover for a definition of leverage-adjusted duration). These bonds provided attractive income, but their prices are more vulnerable to rises in interest rates than bonds with shorter maturities.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at historically low levels during this reporting period, the leveraged structures of these eight Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy enabled us to implement two dividend increases in NGK and NMB, one increase in NFC and NOM, and maintain the dividends of NTC, NGO, NMT and NGX throughout the period.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2004, all of the Funds in this report except NGX had positive UNII balances.

NMT, NMB and NOM were trading at premiums to their net asset values as of May 31, 2004. The other five Funds were trading at discounts. As of the end of the fiscal year, all eight Funds were trading at smaller premiums or greater discounts than their average premium or discount over the course of the 12-month period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MAY 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of May 2004, the seven uninsured Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 88% in both NTC and NGK to 85% in NGO, 84% in NMB, 83% in NOM, 81% in NMT and 76% in NFC. NGX, which is allowed to invest up to 20% in uninsured investment-grade quality securities, held 83% of its portfolio in insured bonds as of May 31, 2004.

As of May 31, 2004, potential call exposure for these Funds during 2004-2005 ranged from 1% in NMB, 2% in NGX, 3% in NGK and NOM, and 4% in NFC and NGO to 10% in NTC and NMT. The number of actual bond calls in all of the Funds will depend largely on market interest rates.

Nuveen Connecticut Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NTC

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           74%
AA                            14%
A                              2%
BBB                            9%
N/R                            1%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.47
--------------------------------------------------
Common Share Net Asset Value                $14.60
--------------------------------------------------
Premium/(Discount) to NAV                   -0.89%
--------------------------------------------------
Market Yield                                 6.10%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.91%
--------------------------------------------------
Net Assets Applicable to

Common Shares ($000)                       $77,725
--------------------------------------------------
Average Effective Maturity (Years)           17.91
--------------------------------------------------
Leverage-Adjusted Duration                    8.73
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/20/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.80%        -0.51%
--------------------------------------------------
5-Year                         2.49%         6.31%
--------------------------------------------------
10-Year                        6.60%         7.64%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              26%
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------

Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0735
Jul                           0.0735
Aug                           0.0735
Sep                           0.0735
Oct                           0.0735
Nov                           0.0735
Dec                           0.0735
Jan                           0.0735
Feb                           0.0735
Mar                           0.0735
Apr                           0.0735
May                           0.0735


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       17.14
                              17.2
                              17.25
                              16.67
                              17.05
                              17.2
                              17.02
                              16.82
                              16.77
                              15.88
                              15.52
                              15.35
                              15.74
                              15.78
                              15.71
                              15.7
                              15.82
                              16.2
                              16.4
                              16.45
                              16.32
                              16.29
                              16.11
                              16.34
                              16.25
                              16.39
                              16.15
                              16.39
                              16.45
                              16.65
                              16.89
                              16.91
                              16.55
                              16.52
                              16.58
                              16.7
                              16.77
                              16.58
                              16.6
                              16.37
                              15.9
                              15.3
                              14.84
                              14.39
                              14.2
                              13.75
                              13.89
                              14.44
5/31/04                       14.47


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Connecticut Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NFC

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           60%
AA                            16%
A                              9%
BBB                           14%
N/R                            1%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.12
--------------------------------------------------
Common Share Net Asset Value                $14.56
--------------------------------------------------
Premium/(Discount) to NAV                   -3.02%
--------------------------------------------------
Market Yield                                 6.33%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.24%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $37,238
--------------------------------------------------
Average Effective Maturity (Years)           18.45
--------------------------------------------------
Leverage-Adjusted Duration                   10.32
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/26/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.64%        -0.56%
--------------------------------------------------
Since Inception                3.55%         6.32%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              21%
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------



Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0715
Jul                           0.0715
Aug                           0.0715
Sep                           0.0745
Oct                           0.0745
Nov                           0.0745
Dec                           0.0745
Jan                           0.0745
Feb                           0.0745
Mar                           0.0745
Apr                           0.0745
May                           0.0745


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       16.35
                              16.6
                              16.44
                              16.5
                              16.4
                              16.57
                              16.28
                              16.3
                              14.95
                              15.24
                              15.04
                              15
                              14.91
                              15.39
                              15.21
                              15.33
                              15.55
                              15.64
                              15.85
                              15.75
                              16.05
                              16.16
                              16.21
                              16.1
                              16.13
                              15.81
                              15.8
                              16.16
                              16.06
                              16.37
                              16.38
                              16.54
                              16.55
                              16.4
                              16.4
                              16.6
                              16.94
                              16.55
                              16.5
                              16.37
                              16.22
                              15.93
                              15.65
                              14.85
                              14.45
                              13.68
                              13.94
                              13.87
5/31/04                       14.12


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Connecticut Dividend Advantage Municipal Fund 2

Performance
   OVERVIEW As of May 31, 2004


NGK

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           68%
AA                            20%
A                              4%
BBB                            8%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.14
--------------------------------------------------
Common Share Net Asset Value                $15.01
--------------------------------------------------
Premium/(Discount) to NAV                   -5.80%
--------------------------------------------------
Market Yield                                 6.24%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.11%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $34,646
--------------------------------------------------
Average Effective Maturity (Years)           17.30
--------------------------------------------------
Leverage-Adjusted Duration                    9.96
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/25/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -4.65%        -1.48%
--------------------------------------------------
Since Inception                3.07%         8.21%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         31%
--------------------------------------------------
Education and Civic Organizations              23%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------
Water and Sewer                                 7%
--------------------------------------------------

Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705
Sep                           0.072
Oct                           0.072
Nov                           0.072
Dec                           0.0735
Jan                           0.0735
Feb                           0.0735
Mar                           0.0735
Apr                           0.0735
May                           0.0735


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       15.8
                              16.55
                              16.69
                              16.69
                              16.46
                              16.7
                              16.25
                              15.71
                              14.98
                              15.01
                              14.55
                              14.33
                              14.43
                              14.87
                              14.93
                              15.3
                              15.31
                              15.38
                              15.71
                              15.65
                              15.75
                              15.84
                              15.5
                              15.7
                              15.52
                              15.5
                              15.59
                              15.57
                              16.25
                              16.42
                              16.43
                              16.6
                              16.19
                              16.35
                              16.38
                              16.3
                              16.4
                              16.43
                              16.71
                              16.46
                              16.28
                              15.9
                              15.25
                              14.69
                              14.39
                              13.7
                              13.37
                              14.15
5/31/04                       14.14


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2003 of $0.1161 per share.

Nuveen Connecticut Dividend Advantage Municipal Fund 3

Performance
   OVERVIEW As of May 31, 2004



NGO

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           72%
AA                            13%
A                              5%
BBB                           10%

FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.00
--------------------------------------------------
Common Share Net Asset Value                $13.97
--------------------------------------------------
Premium/(Discount) to NAV                   -6.94%
--------------------------------------------------
Market Yield                                 6.00%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.76%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $60,774
--------------------------------------------------
Average Effective Maturity (Years)           18.11
--------------------------------------------------
Leverage-Adjusted Duration                   10.93
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 9/26/02)
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.92%        -2.08%
--------------------------------------------------
Since Inception               -3.34%         3.65%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         25%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------
Long-Term Care                                  9%
--------------------------------------------------


Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.065
Jul                           0.065
Aug                           0.065
Sep                           0.065
Oct                           0.065
Nov                           0.065
Dec                           0.065
Jan                           0.065
Feb                           0.065
Mar                           0.065
Apr                           0.065
May                           0.065


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       15.09
                              15.2
                              15.23
                              15.25
                              14.94
                              15.35
                              15.15
                              14.37
                              13.35
                              13.62
                              13.35
                              13.45
                              13.42
                              13.66
                              13.95
                              13.83
                              14
                              14.29
                              14.2
                              14
                              13.91
                              13.76
                              13.69
                              13.84
                              13.66
                              13.56
                              13.62
                              13.85
                              14.18
                              14.36
                              14.43
                              14.39
                              14.48
                              14.89
                              14.81
                              14.91
                              14.86
                              14.99
                              15.12
                              14.92
                              14.92
                              14.05
                              13.88
                              13.33
                              13.22
                              12.68
                              12.6
                              12.69
5/31/04                       13


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Massachusetts Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NMT

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           65%
AA                            16%
A                              9%
BBB                            8%
N/R                            2%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.35
--------------------------------------------------
Common Share Net Asset Value                $14.34
--------------------------------------------------
Premium/(Discount) to NAV                    0.07%
--------------------------------------------------
Market Yield                                 6.15%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.04%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $67,806
--------------------------------------------------
Average Effective Maturity (Years)           17.38
--------------------------------------------------
Leverage-Adjusted Duration                   10.63
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/18/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -9.51%        -0.51%
--------------------------------------------------
5-Year                         3.37%         5.53%
--------------------------------------------------
10-Year                        7.27%         7.19%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Education and Civic Organizations              25%
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------


Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0735
Jul                           0.0735
Aug                           0.0735
Sep                           0.0735
Oct                           0.0735
Nov                           0.0735
Dec                           0.0735
Jan                           0.0735
Feb                           0.0735
Mar                           0.0735
Apr                           0.0735
May                           0.0735


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       16.8
                              16.95
                              16.54
                              16.14
                              16.22
                              16.6
                              16.48
                              15.39
                              14.15
                              14.54
                              14.3
                              14.5
                              14.36
                              14.8
                              15.05
                              15.37
                              15.3
                              15.17
                              14.99
                              14.93
                              15.4
                              15.22
                              15
                              15.36
                              15.65
                              15.88
                              15.56
                              15.5
                              15.55
                              15.73
                              16.08
                              15.85
                              16.1
                              16.15
                              16.05
                              15.93
                              15.92
                              16.25
                              16.01
                              16.04
                              16.08
                              15.59
                              14.75
                              15.01
                              14.47
                              14.82
                              14.2
                              14.08
5/31/04                       14.35


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Massachusetts Dividend Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NMB

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           63%
AA                            21%
A                              3%
BBB                           13%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.88
--------------------------------------------------
Common Share Net Asset Value                $14.84
--------------------------------------------------
Premium/(Discount) to NAV                    0.27%
--------------------------------------------------
Market Yield                                 6.25%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.19%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $28,904
--------------------------------------------------
Average Effective Maturity (Years)          19.80
--------------------------------------------------
Leverage-Adjusted Duration                    9.72
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 1/30/01)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -3.74%        -1.03%
--------------------------------------------------
Since Inception                5.54%         7.30%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         23%
--------------------------------------------------
Education and Civic Organizations              21%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------


Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                           0.0765
Oct                           0.0765
Nov                           0.0765
Dec                           0.0775
Jan                           0.0775
Feb                           0.0775
Mar                           0.0775
Apr                           0.0775
May                           0.0775


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       16.45
                              16.5
                              16.64
                              16.46
                              16.5
                              17
                              16.78
                              16.96
                              15.8
                              15.52
                              15.19
                              14.85
                              15.07
                              14.99
                              14.96
                              15.28
                              15.3
                              15.43
                              15.5
                              15.32
                              15.6
                              15.76
                              15.75
                              16
                              15.9
                              16.11
                              16.27
                              16.52
                              16.88
                              16.77
                              16.83
                              16.74
                              16.65
                              16.65
                              16.62
                              16.69
                              16.45
                              16.45
                              16.73
                              16.58
                              16.31
                              16.06
                              16.55
                              15.76
                              15.55
                              15.05
                              15.25
                              14.63
5/31/04                       14.88


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2003 of $0.0789 per share.

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NGX

Pie chart:
CREDIT QUALITY

Insured                       83%
AAA (uninsured)                3%
AA (uninsured)                 9%
A (uninsured)                  4%
BBB (uninsured)                1%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.90
--------------------------------------------------
Common Share Net Asset Value                $14.04
--------------------------------------------------
Premium/(Discount) to NAV                   -1.00%
--------------------------------------------------
Market Yield                                 6.22%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.15%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $38,121
--------------------------------------------------
Average Effective Maturity (Years)           21.98
--------------------------------------------------
Leverage-Adjusted Duration                   15.87
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/21/02)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -6.83%        -2.18%
--------------------------------------------------
Since Inception                0.22%         4.34%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         21%
--------------------------------------------------
Tax Obligation/Limited                         21%
--------------------------------------------------
Education and Civic Organizations              18%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------


Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jun                           0.072
Jul                           0.072
Aug                           0.072
Sep                           0.072
Oct                           0.072
Nov                           0.072
Dec                           0.072
Jan                           0.072
Feb                           0.072
Mar                           0.072
Apr                           0.072
May                           0.072


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       15.78
                              15.98
                              16.43
                              16.3
                              16.44
                              16.7
                              16.45
                              15.6
                              15.26
                              15.45
                              15.45
                              15.27
                              14.85
                              14.9
                              14.92
                              14.86
                              15.2
                              15.33
                              15.23
                              15.24
                              15.4
                              15.38
                              15.59
                              15.86
                              15.77
                              15.9
                              16.05
                              16.42
                              16.77
                              16.4
                              16.5
                              16.52
                              16.19
                              16.83
                              16.79
                              16.8
                              16.5
                              16.58
                              16.83
                              16.83
                              16.93
                              16.2
                              15.16
                              15.33
                              15.1
                              14
                              13.15
                              13.51
5/31/04                       13.9


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2003 of $0.0148 per share.

Nuveen Missouri Premium Income Municipal Fund

Performance
   OVERVIEW As of May 31, 2004


NOM

Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed           62%
AA                            21%
A                              3%
BBB                            7%
N/R                            7%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $15.15
--------------------------------------------------
Common Share Net Asset Value                $14.37
--------------------------------------------------
Premium/(Discount) to NAV                    5.43%
--------------------------------------------------
Market Yield                                 5.82%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.62%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $32,231
--------------------------------------------------
Average Effective Maturity (Years)           16.93
--------------------------------------------------
Leverage-Adjusted Duration                    9.32
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/20/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -5.35%        -1.00%
--------------------------------------------------
5-Year                         6.95%         6.15%
--------------------------------------------------
10-Year                        8.08%         7.30%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         23%
--------------------------------------------------
Healthcare                                     22%
--------------------------------------------------
Tax Obligation/General                         20%
--------------------------------------------------
U.S. Guaranteed                                 6%
--------------------------------------------------
Education and Civic Organizations               6%
--------------------------------------------------


Bar chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun                           0.0725
Jul                           0.0725
Aug                           0.0725
Sep                           0.0735
Oct                           0.0735
Nov                           0.0735
Dec                           0.0735
Jan                           0.0735
Feb                           0.0735
Mar                           0.0735
Apr                           0.0735
May                           0.0735


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/31/03                       16.87
                              16.99
                              16.95
                              16.8
                              16.89
                              16.95
                              17.32
                              17.26
                              16.66
                              16.21
                              16.1
                              16.24
                              16.39
                              16.33
                              16.08
                              16.25
                              16.15
                              16.3
                              16.35
                              16.3
                              16.33
                              16.7
                              16.65
                              16.75
                              17
                              17.25
                              17.1
                              17.13
                              17.04
                              16.89
                              17.15
                              16.81
                              17.2
                              17.26
                              17.88
                              17.8
                              17.73
                              18
                              18.5
                              18.23
                              18.25
                              17.3
                              16.65
                              16.4
                              16.15
                              15.8
                              14.9
                              14.9
5/31/04                       15.15


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund as of May 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31, 2004, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Chicago, Illinois
July 9, 2004

                            Nuveen Connecticut Premium Income Municipal Fund (NTC)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8%

$       1,625   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,390,610
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 37.7%

                Connecticut Higher Education Supplemental Loan Authority,
                Revenue Bonds, Family Education Loan Program, Series 1996A:
          860    5.800%, 11/15/14 (Alternative Minimum Tax) - AMBAC Insured          11/06 at 102.00         AAA            867,026
          545    5.875%, 11/15/17 (Alternative Minimum Tax) - AMBAC Insured          11/06 at 102.00         AAA            549,529

          545   Connecticut Higher Education Supplemental Loan Authority,            11/09 at 102.00         AAA            567,301
                 Revenue Bonds, Family Education Loan Program, Series 1999A,
                 6.000%, 11/15/18 (Alternative Minimum Tax) - AMBAC Insured

          900   Connecticut Higher Education Supplemental Loan Authority,            11/11 at 100.00         Aaa            922,014
                 Revenue Bonds, Family Education Loan Program, Series 2001A,
                 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

        2,000   Connecticut Health and Educational Facilities Authority, Revenue      7/06 at 102.00         AAA          2,144,140
                 Bonds, Trinity College, Series 1996E, 5.875%, 7/01/26 -
                 MBIA Insured

        1,500   Connecticut Health and Educational Facilities Authority, Revenue      7/06 at 102.00         AAA          1,596,465
                 Bonds, Loomis Chaffee School, Series 1996C, 5.500%, 7/01/16 -
                 MBIA Insured

        1,900   Connecticut Health and Educational Facilities Authority, Revenue      7/08 at 102.00         AAA          1,919,779
                 Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 -
                 MBIA Insured

        2,920   Connecticut Health and Educational Facilities Authority, Revenue      7/07 at 102.00         AAA          3,111,231
                 Bonds, Connecticut College, Series 1997C-1, 5.500%, 7/01/20 -
                 MBIA Insured

        2,525   Connecticut Health and Educational Facilities Authority, Revenue     11/12 at 100.00         AAA          2,683,595
                 Bonds, Connecticut State University System, Series 2003E,
                 5.000%, 11/01/15 - FGIC Insured

        1,250   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 101.00         AAA          1,272,513
                 Bonds, Fairfield University, Series 1999I, 5.250%, 7/01/25 -
                 MBIA Insured

          750   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 101.00         Aaa            789,623
                 Bonds, Horace Bushnell Memorial Hall Issue, Series 1999A,
                 5.625%, 7/01/29 - MBIA Insured

          500   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00         AAA            501,245
                 Bonds, Trinity College, Series 2001G, 5.000%, 7/01/31 -
                 AMBAC Insured

          650   Connecticut Health and Educational Facilities Authority, Revenue      7/11 at 101.00          A2            682,630
                 Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23

          450   Connecticut Health and Educational Facilities Authority, Revenue      3/11 at 101.00         AAA            450,914
                 Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32 -
                 FSA Insured

        2,000   Connecticut Health and Educational Facilities Authority, Revenue      7/12 at 101.00          AA          1,973,860
                 Bonds, University of Hartford Issue, Series 2002E,
                 5.250%, 7/01/32 - RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority, Revenue      7/09 at 100.00         AAA          1,510,080
                 Bonds, Yale University Issue, Series 2002W, 5.125%, 7/01/27

        1,500   Connecticut Health and Educational Facilities Authority, Revenue      7/13 at 100.00         AAA          1,473,345
                 Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42

          925   Connecticut Health and Educational Facilities Authority, Revenue      7/13 at 100.00         AAA            926,628
                 Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 -
                 MBIA Insured

        1,000   University of Connecticut, Student Fee Revenue Refunding             11/12 at 101.00         AAA          1,065,600
                 Bonds, Series 2002A, 5.250%, 11/15/19 - FGIC Insured

        1,100   University of Connecticut, General Obligation Bonds,                  2/13 at 100.00         AAA          1,140,843
                 Series 2003A, 5.125%, 2/15/21 - MBIA Insured

                University of Connecticut, General Obligation Bonds,
                Series 2004A:
        1,000    5.000%, 1/15/18 - MBIA Insured                                       1/14 at 100.00         AAA          1,049,440
        2,000    5.000%, 1/15/19 - MBIA Insured                                       1/14 at 100.00         AAA          2,086,100


                                       15


                            Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.2%

$       2,000   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa     $    2,007,600
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/24 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/07 at 102.00         AAA          1,050,480
                 Revenue Bonds, William W. Backus Hospital, Series 1997D,
                 5.750%, 7/01/27 - AMBAC Insured

        3,000   Connecticut Health and Educational Facilities Authority,              7/07 at 101.00         Aaa          3,013,590
                 Revenue Refunding Bonds, Middlesex Health Services,
                 Series 1997H, 5.125%, 7/01/27 - MBIA Insured

        2,000   Connecticut Health and Educational Facilities Authority,              7/10 at 101.00          AA          2,123,580
                 Revenue Bonds, Eastern Connecticut Health Network Issue,
                 Series 2000A, 6.000%, 7/01/25 - RAAI Insured

          500   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            520,985
                 Revenue Bonds, Bristol Hospital Issue, Series 2002B,
                 5.500%, 7/01/21 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.8%

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              12/09 at 100.00         AAA          1,037,440
                 Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
                 (Alternative Minimum Tax)

          690   Waterbury Nonprofit Housing Corporation, Connecticut,                 7/04 at 100.00         AAA            691,663
                 FHA-Insured Section 8 Mortgage Revenue Bonds, Fairmount
                 Heights Project, Series 1993A, 6.500%, 7/01/07 -
                 MBIA Insured

        1,885   Williamantic Housing Authority, Connecticut, GNMA                    10/05 at 105.00         AAA          2,013,519
                 Collateralized Mortgage Loan Multifamily Housing Revenue
                 Bonds, Village Heights Apartments Project, Series 1995A,
                 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.2%

          500   Connecticut Housing Finance Authority, Housing Mortgage               5/10 at 100.00         AAA            506,495
                 Finance Program Bonds, Series 2001A-1, 5.250%, 11/15/28

           25   Connecticut Housing Finance Authority, Housing Mortgage               5/10 at 100.00         AAA             25,350
                 Finance Program Bonds, Series 2001A-2, 5.450%, 5/15/32
                 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          1,007,260
                 Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)

          945   Connecticut Housing Finance Authority, Housing Mortgage               5/12 at 100.00         AAA            953,392
                 Finance Program Bonds, Series 2001D-2, 5.350%, 11/15/32
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.7%

        1,300   Connecticut Health and Educational Facilities Authority,              8/08 at 102.00         AAA          1,303,640
                 FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
                 Hospital, Series 1999B, 5.200%, 8/01/38

          750   Connecticut Development Authority, First Mortgage Gross               4/07 at 102.00        BBB-            751,440
                 Revenue Healthcare Refunding Bonds, Church Homes, Inc.,
                 Congregational Avery Heights Project, Series 1997,
                 5.700%, 4/01/12

          615   Connecticut Development Authority, First Mortgage Gross               9/09 at 102.00          AA            647,890
                 Revenue Healthcare Refunding Bonds, Connecticut Baptist
                 Homes, Inc. Project, Series 1999, 5.500%, 9/01/15 - RAAI Insured

                Connecticut Development Authority, Revenue Refunding Bonds,
                Duncaster, Inc. Project, Series 1999A:
        1,000    5.250%, 8/01/19 - RAAI Insured                                       2/10 at 102.00          AA          1,019,980
        1,000    5.375%, 8/01/24 - RAAI Insured                                       2/10 at 102.00          AA          1,014,770

                Connecticut Development Authority, Health Facility Revenue
                Refunding Bonds, Alzheimer's Resource Center of Connecticut,
                Inc. Project, Series 1994A:
          245    6.875%, 8/15/04                                                        No Opt. Call         N/R            245,012
        1,000    7.000%, 8/15/09                                                      8/04 at 102.00         N/R          1,003,500


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 26.1%

          750   Bridgeport, Connecticut, General Obligation Refunding Bonds,          8/12 at 100.00         Aaa            802,193
                 Series 2002A, 5.375%, 8/15/19 - FGIC Insured

        1,000   Bridgeport, Connecticut, General Obligation Bonds,                    9/13 at 100.00         AAA          1,032,980
                 Series 2003A, 5.250%, 9/15/23 - FSA Insured

                Cheshire, Connecticut, General Obligation Bonds, Issue of 1999:
          660    5.625%, 10/15/16                                                    10/09 at 101.00         Aa3            721,994
          660    5.625%, 10/15/17                                                    10/09 at 101.00         Aa3            720,779

        2,000   Connecticut, General Obligation Bonds, Series 2002B,                  6/12 at 100.00          AA          2,149,940
                 5.500%, 6/15/21

        1,500   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,596,945
                 5.375%, 4/15/19

        1,110   Connecticut, General Obligation Bonds, Series 2004C,                  4/14 at 100.00         AAA          1,129,358
                 5.000%, 4/01/23 - FGIC Insured


                                       16

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Hartford, Connecticut, General Obligation Bonds, Series 2000,         6/10 at 102.00         AAA     $    1,064,430
                 5.500%, 6/15/20 - FGIC Insured

          400   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            416,644
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

          500   Puerto Rico, Public Improvement General Obligation Refunding          7/11 at 100.00         AAA            504,500
                 Bonds, Series 2001, 5.125%, 7/01/30 - FSA Insured

        1,500   Puerto Rico, Public Improvement General Obligation Refunding            No Opt. Call         AAA          1,671,300
                 Bonds, Series 2002A, 5.500%, 7/01/20 - MBIA Insured

                Regional School District 16, Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Series 2000:
          350    5.500%, 3/15/18 - FSA Insured                                        3/10 at 101.00         Aaa            377,797
          350    5.625%, 3/15/19 - FSA Insured                                        3/10 at 101.00         Aaa            379,922
          350    5.700%, 3/15/20 - FSA Insured                                        3/10 at 101.00         Aaa            378,760

        1,420   Regional School District 16, Connecticut, General Obligation          3/13 at 101.00         Aaa          1,515,680
                 Bonds, Series 2003, 5.000%, 3/15/16 - AMBAC Insured

        2,105   Stratford, Connecticut, General Obligation Bonds, Series 2002,        2/12 at 100.00         AAA          2,075,130
                 4.000%, 2/15/15 - FSA Insured

        1,000   Waterbury, Connecticut, General Obligation Bonds,                     4/12 at 100.00         AAA          1,077,830
                 Series 2002A, 5.375%, 4/01/17 - FSA Insured

          965   Waterbury, Connecticut, General Obligation Tax Revenue                2/09 at 101.00          AA          1,046,388
                 Intercept Bonds, Series 2000, 6.000%, 2/01/19 - RAAI Insured

        1,630   Westport, Connecticut, General Obligation Bonds, Series 2003,         2/12 at 100.00         Aaa          1,655,575
                 4.750%, 2/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.4%

        1,900   Capitol Region Education Council, Connecticut, Revenue Bonds,        10/05 at 102.00         BBB          1,988,996
                 Series 1995, 6.700%, 10/15/10

        2,000   Connecticut Health and Educational Facilities Authority,              7/09 at 102.00         AAA          2,106,320
                 Revenue Bonds, Child Care Facilities Program, Series 1999C,
                 5.625%, 7/01/29 - AMBAC Insured

        1,000   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA          1,076,030
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/19 - FSA Insured

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,000    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          2,066,600
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,029,740

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA            508,555
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

        1,700   Connecticut, Special Tax Obligation Transportation Infrastructure       No Opt. Call         AA-          1,987,487
                 Purpose Bonds, Series 1991B, 6.500%, 10/01/10

        2,000   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,121,600
                 5.250%, 8/01/21 - FSA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,114,700
                 Loan Notes, Series 1999A, 6.500%, 10/01/24

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/14 at 100.00         AAA          1,068,670
                 Loan Notes, Series 2003, 5.250%, 10/01/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.3%

          750   Connecticut, General Airport Revenue Bonds, Bradley                   4/11 at 101.00         AAA            739,155
                 International Airport, Series 2001A, 5.125%, 10/01/26
                 (Alternative Minimum Tax) - FGIC Insured

        1,000   Hartford, Connecticut, Parking System Revenue Bonds,                  7/10 at 100.00        Baa2          1,031,600
                 Series 2000A, 6.400%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.4%

        1,500   Bridgeport, Connecticut, General Obligation Bonds,                    7/10 at 101.00         AAA          1,729,635
                 Series 2000A, 6.000%, 7/15/19 (Pre-refunded to 7/15/10) -
                 FGIC Insured

        1,060   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,140,443
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

           40   Connecticut, General Obligation Bonds, Series 1993E,                    No Opt. Call       AA***             46,329
                 6.000%, 3/15/12

        1,000   Connecticut, Special Tax Obligation Transportation                   12/09 at 101.00         AAA          1,128,240
                 Infrastructure Purpose Bonds, Series 1999A,
                 5.625%, 12/01/19 (Pre-refunded to 12/01/09) - FGIC Insured


                                       17


                            Nuveen Connecticut Premium Income Municipal Fund (NTC) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,000   Connecticut, Second Injury Fund, Special Assessment Revenue           1/11 at 101.00         AAA     $    1,106,720
                 Bonds, Series 2000A, 5.250%, 1/01/14 (Pre-refunded
                 to 1/01/11) - FSA Insured

        1,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,            10/11 at 100.00         AAA          1,123,490
                 5.500%, 10/01/20 (Pre-refunded to 10/01/11)

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,050,700
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.8%

        1,500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3          1,559,565
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        2,255   Connecticut Resources Recovery Authority, Resource Recovery          11/04 at 100.00         AAA          2,277,415
                 Revenue Bonds, American REF-FUEL Company of Southeastern
                 Connecticut Project, Series 1989A, 7.700%, 11/15/11 -
                 MBIA Insured

        1,750   Connecticut Resources Recovery Authority, Corporate Credit           12/11 at 102.00        Baa2          1,783,723
                 Resource Recovery Revenue Bonds, American REF-FUEL
                 Company of Southeastern Connecticut, I Series 2001A,
                 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          395    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/04 at 101.00         BBB            396,051
        1,590    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/04 at 101.00         BBB          1,574,005


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.6%

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA          1,258,980
                 Series 2003A, 5.000%, 10/01/16

        1,500   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA          1,637,880
                 Series 2003B, 5.000%, 10/01/12

        1,400   Connecticut Development Authority, Water Facilities Revenue           6/04 at 101.00         AAA          1,416,772
                 Refunding Bonds, Bridgeport Hydraulic Company Project,
                 Series 1993B, 5.500%, 6/01/28 - MBIA Insured

        2,500   Connecticut Development Authority, Water Facilities Revenue           9/06 at 102.00         AAA          2,684,675
                 Bonds, Bridgeport Hydraulic Company Project, Series 1996,
                 6.000%, 9/01/36 (Alternative Minimum Tax) - AMBAC Insured

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
        1,000    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA          1,035,280
        1,525    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,527,665

        1,000   Stamford, Connecticut, Water Pollution Control System and            11/13 at 100.00         AA+            990,240
                 Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------------------------
$     109,700   Total Long-Term Investments (cost $111,198,648) - 147.0%                                                114,237,503
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      1,787,626
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.3)%                                                        (38,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   77,725,129
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       18


                            Nuveen Connecticut Dividend Advantage Municipal Fund (NFC)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.3%

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
$         130    5.000%, 5/15/22                                                      5/11 at 100.00        Baa3     $      126,853
          500    5.400%, 5/15/31                                                      5/11 at 100.00        Baa3            438,755

        1,270   Guam Economic Development Authority, Tobacco Settlement               5/11 at 100.00        Baa3          1,028,319
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 30.7%

          705   Connecticut Higher Education Supplemental Loan Authority,            11/11 at 100.00         Aaa            722,244
                 Revenue Bonds, Family Education Loan Program, Series 2001A,
                 5.250%, 11/15/18 (Alternative Minimum Tax) - MBIA Insured

           50   Connecticut Health and Educational Facilities Authority,              7/08 at 101.00          AA             48,320
                 Revenue Bonds, Sacred Heart University, Series 1998E,
                 5.000%, 7/01/28 - RAAI Insured

          500   Connecticut Health and Educational Facilities Authority,              7/06 at 102.00        BBB-            510,775
                 Revenue Bonds, University of New Haven, Series 1996D,
                 6.700%, 7/01/26

           25   Connecticut Health and Educational Facilities Authority,              7/06 at 102.00         AAA             26,802
                 Revenue Bonds, Trinity College, Series 1996E,
                 5.875%, 7/01/26 - MBIA Insured

          750   Connecticut, Health and Educational Facilities Authority,            11/12 at 100.00         AAA            797,108
                 Revenue Bonds, Connecticut State University System,
                 Series 2003E, 5.000%, 11/01/15 - FGIC Insured

        1,500   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00         AAA          1,503,735
                 Revenue Bonds, Trinity College, Series 2001G,
                 5.000%, 7/01/31 - AMBAC Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00          A2          1,050,200
                 Revenue Bonds, Loomis Chaffee School, Series 2001D,
                 5.500%, 7/01/23

          625   Connecticut Health and Educational Facilities Authority,              3/11 at 101.00         AAA            626,269
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32 - FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            986,930
                 Revenue Bonds, University of Hartford Issue, Series 2002E,
                 5.250%, 7/01/32 - RAAI Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/09 at 100.00         AAA          1,006,720
                 Revenue Bonds, Yale University Issue, Series 2002W,
                 5.125%, 7/01/27

          750   Connecticut Health and Educational Facilities Authority,              7/13 at 100.00         AAA            736,673
                 Revenue Bonds, Yale University, Series 2003-X1,
                 5.000%, 7/01/42

                Puerto Rico Industrial, Tourist, Educational, Medical, and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System
                Project, Series 1999:
          125    5.375%, 2/01/19                                                      2/09 at 101.00         BBB            126,386
          270    5.375%, 2/01/29                                                      2/09 at 101.00         BBB            263,847

                University of Connecticut, General Obligation Bonds,
                Series 2001A:
        1,000    4.750%, 4/01/20                                                      4/11 at 101.00          AA          1,007,430
        1,000    5.250%, 4/01/20                                                      4/11 at 101.00          AA          1,050,040
        1,000    4.750%, 4/01/21                                                      4/11 at 101.00          AA          1,002,860


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 3.1%

          125   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa            125,475
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/24 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA          1,023,670
                 Revenue Bonds, Bristol Hospital Issue, Series 2002B,
                 5.500%, 7/01/32 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.5%

        2,000   Stamford Housing Authority, Connecticut, Multifamily                    No Opt. Call        BBB+          2,053,000
                 Housing Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Alternative Minimum Tax) (Mandatory
                 put 12/01/08)


                                       19


                            Nuveen Connecticut Dividend Advantage Municipal Fund (NFC) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.3%

$       1,265   Connecticut Housing Finance Authority, Housing Mortgage               5/10 at 100.00         AAA     $    1,281,432
                 Finance Program Bonds, Series 2001A-1, 5.250%, 11/15/28

           45   Connecticut Housing Finance Authority, Housing Mortgage               5/10 at 100.00         AAA             45,630
                 Finance Program Bonds, Series 2001A-2, 5.450%, 5/15/32
                 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          1,007,260
                 Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.0%

          250   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            252,275
                 Revenue Healthcare Bonds, Elim Park Baptist Inc. Project,
                 Series 2003, 5.750%, 12/01/23

          500   Connecticut Development Authority, Health Facility Revenue            8/04 at 102.00         N/R            479,755
                 Refunding Bonds, Alzheimer's Resource Center of
                 Connecticut, Inc. Project, Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.5%

          750   Connecticut, General Obligation Bonds, Series 2002B,                  6/12 at 100.00          AA            806,228
                 5.500%, 6/15/21

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,064,630
                 5.375%, 4/15/19

          560   Connecticut, General Obligation Bonds, Series 2004C,                  4/14 at 100.00         AAA            569,766
                 5.000%, 4/01/23 - FGIC Insured

          500   East Lyme, Connecticut, General Obligation Bonds, Series 2001,        7/11 at 102.00         Aaa            523,810
                 5.125%, 7/15/20 - FGIC Insured

                Hamden, Connecticut, General Obligation Bonds, Series 2001:
          640    5.250%, 8/15/18 - MBIA Insured                                       8/11 at 102.00         AAA            685,562
          635    5.000%, 8/15/19 - MBIA Insured                                       8/11 at 102.00         AAA            662,832
          300    5.000%, 8/15/20 - MBIA Insured                                       8/11 at 102.00         AAA            311,307

        1,000   Hartford, Connecticut, General Obligation Bonds, Series 1998,         1/08 at 102.00         AAA          1,030,200
                 4.700%, 1/15/15 - FGIC Insured

          375   New Haven, Connecticut, General Obligation Bonds, Series 1999,        2/08 at 101.00         AAA            382,178
                 4.700%, 2/01/15 - FGIC Insured

        1,000   New Haven, Connecticut, General Obligation Bonds,                    11/10 at 101.00         AAA          1,020,150
                 Series 2001A, 5.000%, 11/01/20 - FGIC Insured

          250   Northern Mariana Islands, General Obligation Bonds,                   6/10 at 100.00           A            260,403
                 Series 2000A, 6.000%, 6/01/20 - ACA Insured

                Town of Norwich, Connecticut, General Obligation Bonds,
                Series 2001A:
          585    5.000%, 4/01/15 - FGIC Insured                                       4/09 at 100.00         Aaa            614,455
          575    5.000%, 4/01/17 - FGIC Insured                                       4/09 at 100.00         Aaa            596,465
          475    5.000%, 4/01/18 - FGIC Insured                                       4/09 at 100.00         Aaa            490,267
          575    5.000%, 4/01/19 - FGIC Insured                                       4/09 at 100.00         Aaa            590,646
          275    5.000%, 4/01/20 - FGIC Insured                                       4/09 at 100.00         Aaa            283,742

        1,000   Waterbury, Connecticut, General Obligation Bonds,                     4/12 at 100.00         AAA          1,077,830
                 Series 2002A, 5.375%, 4/01/17 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.7%

        1,000   Connecticut Health and Educational Facilities Authority,              7/08 at 105.00           A          1,079,150
                 Revenue Bonds, New Opportunities for Waterbury Inc.,
                 Series 1998A, 6.750%, 7/01/28

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA            540,535
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/18 - FSA Insured

        1,475   Connecticut, Special Tax Obligation Transportation Infrastructure       No Opt. Call         AAA          1,667,119
                 Purpose Bonds, Series 1998B, 5.500%, 11/01/12 - FSA Insured

                Connecticut, Certificates of Participation, Juvenile Training
                School, Series 2001:
          600    5.000%, 12/15/20                                                    12/11 at 101.00         AA-            611,478
        1,000    5.000%, 12/15/30                                                    12/11 at 101.00         AA-            989,100

          500   Virgin Islands Public Finance Authority, Revenue Refunding           10/08 at 101.00          AA            516,930
                 Senior Lien Bonds, Matching Fund Loan Notes, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB            830,910
                 Loan Notes, Series 1999A, 6.375%, 10/01/19


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.6%

$       2,500   Connecticut, General Airport Revenue Bonds, Bradley International     4/11 at 101.00         AAA     $    2,463,850
                 Airport, Series 2001A, 5.125%, 10/01/26 (Alternative Minimum
                 Tax) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.4%

          515   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            554,083
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,            10/11 at 100.00         AAA          2,246,980
                 5.500%, 10/01/20 (Pre-refunded to 10/01/11)

          700   Farmington, Connecticut, General Obligation Bonds,                    3/11 at 101.00      Aa1***            759,066
                 Series 2001, 4.875%, 3/15/20 (Pre-refunded to 3/15/11)

                Puerto Rico Infrastructure Financing Authority, Special
                Obligation Bonds, Series 2000A:
        1,425    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,497,247
        1,300    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          1,365,910

                Town of Windsor, Connecticut, General Obligation Bonds:
          390    5.000%, 7/15/19 (Pre-refunded to 7/15/09)                            7/09 at 100.00      Aa2***            403,755
          370    5.000%, 7/15/20 (Pre-refunded to 7/15/09)                            7/09 at 100.00      Aa2***            381,929


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.2%

        1,500   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3          1,559,561
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,000   Connecticut Resources Recovery Authority, Corporate Credit           12/11 at 102.00        Baa2          1,019,270
                 Resource Recovery Revenue Bonds, American REF-FUEL
                 Company of Southeastern Connecticut, I Series 2001A,
                 5.500%, 11/15/15 (Alternative Minimum Tax)

        1,000   Eastern Connecticut Resource Recovery Authority, Solid Waste          7/04 at 101.00         BBB          1,002,660
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

        1,975   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          2,017,680
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

          790   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/05 at 100.00          A-            806,360
                 Bonds, Series 1995Z, 5.250%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.9%

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA          1,258,980
                 Series 2003A, 5.000%, 10/01/16

          500   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA            545,960
                 Series 2003B, 5.000%, 10/01/12

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA            776,460
          720    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            721,260
------------------------------------------------------------------------------------------------------------------------------------
$      54,325   Total Long-Term Investments (cost $54,834,012) - 150.2%                                                  55,915,467
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                        822,070
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.4)%                                                        (19,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   37,237,537
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       21


                            Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0%

$         815   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $      697,444
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 34.6%

          500   Connecticut Health and Educational Facilities Authority,              7/06 at 102.00        BBB-            510,775
                 Revenue Bonds, University of New Haven, Series 1996D,
                 6.700%, 7/01/26

          500   Connecticut Health and Educational Facilities Authority,              7/08 at 101.00         AAA            510,500
                 Revenue Bonds, Hopkins School, Series 1998A,
                 5.000%, 7/01/20 - AMBAC Insured

          250   Connecticut Health and Educational Facilities Authority,              7/08 at 102.00         AAA            252,603
                 Revenue Bonds, Fairfield University, Series 1998H,
                 5.000%, 7/01/23 - MBIA Insured

          500   Connecticut Health and Educational Facilities Authority,             11/07 at 101.00         AAA            529,510
                 Revenue Bonds, State University System, Series 1997B,
                 5.250%, 11/01/17 - AMBAC Insured

        1,500   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00          A2          1,516,185
                 Revenue Bonds, Loomis Chaffee School, Series 2001D,
                 5.250%, 7/01/31

        1,000   Connecticut Health and Educational Facilities Authority,              3/11 at 101.00         AAA          1,002,030
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32 - FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            986,930
                 Revenue Bonds, University of Hartford Issue, Series 2002E,
                 5.250%, 7/01/32 - RAAI Insured

        2,250   Connecticut Health and Educational Facilities Authority,             11/11 at 100.00         AAA          2,288,295
                 Revenue Bonds, Connecticut State University System,
                 Series 2002D-2, 5.000%, 11/01/21 - FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/09 at 100.00         AAA          1,006,720
                 Revenue Bonds, Yale University Issue, Series 2002W,
                 5.125%, 7/01/27

                University of Connecticut, Student Fee Revenue Refunding
                Bonds, Series 2002A:
          500    5.250%, 11/15/22 - FGIC Insured                                     11/12 at 101.00         AAA            525,680
        1,000    5.000%, 11/15/29 - FGIC Insured                                     11/12 at 101.00         AAA          1,001,850

        1,230   University of Connecticut, General Obligation Bonds,                  4/12 at 100.00          AA          1,314,194
                 Series 2002A, 5.375%, 4/01/19

          500   University of Connecticut, General Obligation Bonds,                    No Opt. Call         AAA            543,850
                 Series 2004A, 5.000%, 1/15/13 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 3.5%

           25   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa             25,659
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/18 - MBIA Insured

          200   Connecticut Health and Educational Facilities Authority,              7/10 at 101.00          AA            212,358
                 Revenue Bonds, Eastern Connecticut Health Network Issue,
                 Series 2000A, 6.000%, 7/01/25 - RAAI Insured

        1,000   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            987,650
                 Revenue Bonds, St. Francis Hospital and Medical Center,
                 Series 2002D, 5.000%, 7/01/22 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 9.1%

          500   Connecticut Housing Finance Authority, Housing Mortgage               6/04 at 100.00         AAA            501,665
                 Finance Program Bonds, Series 1997B-2, 5.700%, 5/15/17
                 (Alternative Minimum Tax) (Pre-refunded to 6/25/04)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/11 at 100.00         AAA          1,023,290
                 Finance Program Bonds, Series 2002A-1, 5.450%, 11/15/28 -
                 AMBAC Insured

          675   Connecticut Housing Finance Authority, Housing Mortgage              11/11 at 100.00         AAA            693,272
                 Finance Program Bonds, Series 2002A-2, 5.600%, 11/15/28
                 (Alternative Minimum Tax) - AMBAC Insured

          940   Connecticut Housing Finance Authority, Housing Mortgage               5/12 at 100.00         AAA            948,347
                 Finance Program Bonds, Series 2001D-2, 5.350%, 11/15/32
                 (Alternative Minimum Tax)


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.2%

$         450   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00         AAA     $      463,401
                 Revenue Bonds, Village for Families and Children, Inc. Issue,
                 Series 2002A, 5.000%, 7/01/19 - AMBAC Insured

          325   Connecticut Development Authority, First Mortgage Gross               4/07 at 102.00        BBB-            325,624
                 Revenue Healthcare Refunding Bonds,  Church Homes, Inc.,
                 Congregational Avery Heights Project, Series 1997,
                 5.700%, 4/01/12

          320   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            322,912
                 Revenue Healthcare Bonds, Elim Park  Baptist, Inc. Project,
                 Series 2003, 5.750%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 45.9%

        1,000   Bridgeport, Connecticut, General Obligation Bonds,                    8/11 at 100.00         AAA          1,073,050
                 Series 2001C, 5.375%, 8/15/18 - FGIC Insured

        1,500   Connecticut, General Obligation Bonds, Series 2001C,                    No Opt. Call          AA          1,688,085
                 5.500%, 12/15/12

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,064,630
                 5.375%, 4/15/19

        2,105   Fairfield, Connecticut, General Obligation Bonds, Series 2002A,       4/12 at 100.00         AAA          2,290,893
                 5.000%, 4/01/16 (Pre-refunded to 4/01/12)

                Farmington, Connecticut, General Obligation Bonds, Series 2002:
        1,000    5.000%, 9/15/20                                                      9/12 at 101.00         Aa1          1,041,200
        1,450    5.000%, 9/15/21                                                      9/12 at 101.00         Aa1          1,500,054

        1,305   Hartford County Metropolitan District, Connecticut, General           4/12 at 101.00         AA+          1,341,188
                 Obligation Bonds, Series 2002, 5.000%, 4/01/22

                Regional School District 8, Andover, Hebron, and Marlborough,
                Connecticut, General Obligation Bonds, Series 2002:
        1,390    5.000%, 5/01/20 - FSA Insured                                        5/11 at 101.00         Aaa          1,436,315
        1,535    5.000%, 5/01/22 - FSA Insured                                        5/11 at 101.00         Aaa          1,570,735

        2,105   Stamford, Connecticut, General Obligation Bonds, Series 2002,         8/12 at 100.00         AAA          2,303,586
                 5.000%, 8/15/16 (Pre-refunded to 8/15/12)

          500   Waterbury, Connecticut, General Obligation Bonds,                     4/12 at 100.00         AAA            538,915
                 Series 2002A, 5.375%, 4/01/17 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.6%

        1,625   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA          1,742,455
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/20 - FSA Insured

          500   Connecticut, Special Tax Obligation Transportation Infrastructure    10/11 at 100.00         AAA            548,370
                 Purpose Bonds, Series 2001B, 5.375%, 10/01/13 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.2%

        1,950   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights          12/12 at 101.00         AAA          2,152,703
                 Parking Facility, Series 2002, 5.375%, 12/01/15 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.2%

                East Hartford, Connecticut, General Obligation Bonds,
                Series 2002:
          750    4.875%, 5/01/20 (Pre-refunded to 5/01/10) - FGIC Insured             5/10 at 100.00         Aaa            811,613
          750    5.000%, 5/01/21 (Pre-refunded to 5/01/10) - FGIC Insured             5/10 at 100.00         Aaa            816,615
          750    5.000%, 5/01/22 (Pre-refunded to 5/01/10) - FGIC Insured             5/10 at 100.00         Aaa            816,615

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        1,000    5.500%, 10/01/32                                                    10/10 at 101.00         AAA          1,050,700
        2,000    5.500%, 10/01/40                                                    10/10 at 101.00         AAA          2,101,400


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.0%

          750   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3            779,783
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,000   Connecticut Resources Recovery Authority, Corporate Credit           12/11 at 102.00        Baa2          1,011,800
                 Resource Recovery Revenue Bonds, America REF-FUEL
                 Company of Southeastern Connecticut Project, Series 1998A-II,
                 5.500%, 11/15/15 (Alternative Minimum Tax)


                                       23


                            Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
$         500    5.500%, 1/01/15 (Alternative Minimum Tax)                            1/05 at 100.00         BBB     $      500,100
          510    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/04 at 101.00         BBB            504,869

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          1,021,610
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.7%

          785   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA            834,008
                 Series 2003A, 5.000%, 10/01/16

        1,000   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA          1,091,920
                 Series 2003B, 5.000%, 10/01/12

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA            776,460
          660    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA            661,152
------------------------------------------------------------------------------------------------------------------------------------
$      49,150   Total Long-Term Investments (cost $49,744,768) - 148.0%                                                  51,261,568
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7%

$         250   Puerto Rico Commonwealth Government Development Bank,                                        A-1            250,000
                 Adjustable Refunding Bonds, Variable Rate Demand
                 Obligations, Series 1985, 1.070%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         250   Total Short-Term Investments (cost $250,000)                                                                250,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $49,994,768) - 148.7%                                                            51,511,568
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                        634,911
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.5)%                                                        (17,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   34,646,479
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       24


                            Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.7%

$       2,600   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,224,976
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.4%

        1,000   Connecticut Health and Educational Facilities Authority,             11/07 at 101.00         AAA          1,059,020
                 Revenue Bonds, State University System, Series 1997B,
                 5.250%, 11/01/17 - AMBAC Insured

        1,000   Connecticut, Health and Educational Facilities Authority,            11/12 at 100.00         AAA          1,062,810
                 Revenue Bonds, Connecticut State University System,
                 Series 2003E, 5.000%, 11/01/15 - FGIC Insured

        3,100   Connecticut Health and Educational Facilities Authority,              7/11 at 101.00         AAA          3,189,993
                 Revenue Bonds, Trinity College, Series 2001G,
                 5.000%, 7/01/21 - AMBAC Insured

        1,595   Connecticut Health and Educational Facilities Authority,             11/11 at 100.00         AAA          1,622,147
                 Revenue Bonds, Connecticut State University System,
                 Series 2002D-2, 5.000%, 11/01/21 - FSA Insured

        1,500   Connecticut Health and Educational Facilities Authority,              7/09 at 100.00         AAA          1,510,080
                 Revenue Bonds, Yale University Issue, Series 2002W,
                 5.125%, 7/01/27

          500   University of Connecticut, Student Fee Revenue Refunding             11/12 at 101.00         AAA            525,680
                 Bonds, Series 2002A, 5.250%, 11/15/22 - FGIC Insured

        1,100   University of Connecticut, General Obligation Bonds,                  2/13 at 100.00         AAA          1,140,843
                 Series 2003A, 5.125%, 2/15/21 - MBIA Insured

        1,000   University of Connecticut, General Obligation Bonds,                    No Opt. Call         AAA          1,087,700
                 Series 2004A, 5.000%, 1/15/13 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 1.2%

          200   Connecticut Health and Educational Facilities Authority,              7/09 at 101.00         Aaa            205,272
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/18 - MBIA Insured

          500   Connecticut Health and Educational Facilities Authority,              7/12 at 101.00          AA            520,985
                 Revenue Bonds, Bristol Hospital Issue, Series 2002B,
                 5.500%, 7/01/21 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.5%

           15   Connecticut Housing Finance Authority, Housing Mortgage               5/08 at 101.50         AAA             15,294
                 Finance Program Bonds, Series 1998E-2, 5.450%, 11/15/24
                 (Alternative Minimum Tax)

        1,500   Connecticut Housing Finance Authority, Housing Mortgage               6/04 at 100.00         AAA          1,504,995
                 Finance Program Bonds, Series 1997B-2, 5.700%, 5/15/17
                 (Alternative Minimum Tax) (Pre-refunded to 6/25/04)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage              11/12 at 100.00         AAA          1,002,010
                 Finance Program Bonds, Series 2002F-3, 5.250%, 5/15/33
                 (Alternative Minimum Tax)

        2,000   Connecticut Housing Finance Authority, Housing Mortgage              11/10 at 100.00         AAA          2,021,200
                 Finance Program Bonds, Series 2001D-2, 5.150%, 11/15/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 13.1%

                Connecticut Housing Finance Authority, Special Needs Housing
                Mortgage Finance Program Special Obligation Bonds, Series
                2002SNH-1:
        1,000    5.000%, 6/15/22 - AMBAC Insured                                      6/12 at 101.00         AAA          1,012,190
        1,500    5.000%, 6/15/32 - AMBAC Insured                                      6/12 at 101.00         AAA          1,473,315

                Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Village for Families and Children Inc. Issue,
                Series 2002A:
          430    5.000%, 7/01/18 - AMBAC Insured                                      7/12 at 101.00         AAA            445,394
          475    5.000%, 7/01/20 - AMBAC Insured                                      7/12 at 101.00         AAA            486,305
          260    5.000%, 7/01/23 - AMBAC Insured                                      7/12 at 101.00         AAA            262,353
        1,000    5.000%, 7/01/32 - AMBAC Insured                                      7/12 at 101.00         AAA            986,580


                                       25


                            Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         600   Connecticut Development Authority, First Mortgage Gross               4/07 at 102.00        BBB-     $      601,152
                 Revenue Healthcare Refunding Bonds, Church Homes, Inc. -
                 Congregational Avery Heights Project, Series 1997,
                 5.700%, 4/01/12

          500   Connecticut Development Authority, First Mortgage Gross              12/11 at 102.00        BBB+            504,550
                 Revenue Healthcare Bonds, Elim Park  Baptist Inc. Project,
                 Series 2003, 5.750%, 12/01/23

                Connecticut Development Authority, Revenue Bonds, Duncaster
                Inc. Project, Series 2002:
          650    5.125%, 8/01/22 - RAAI Insured                                       8/12 at 101.00          AA            650,975
        1,665    4.750%, 8/01/32 - RAAI Insured                                       8/12 at 101.00          AA          1,517,414


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 36.8%

                Bethel, Connecticut, General Obligation Bonds, Series 2002:
          525    5.000%, 11/01/18 - FGIC Insured                                     11/12 at 100.00         Aaa            544,525
          525    5.000%, 11/01/19 - FGIC Insured                                     11/12 at 100.00         Aaa            541,548
          525    5.000%, 11/01/20 - FGIC Insured                                     11/12 at 100.00         Aaa            538,592
          525    5.000%, 11/01/21 - FGIC Insured                                     11/12 at 100.00         Aaa            536,020
          525    5.000%, 11/01/22 - FGIC Insured                                     11/12 at 100.00         Aaa            533,458

        3,510   Bridgeport, Connecticut, General Obligation Bonds, Series 2001C,      8/11 at 100.00         AAA          3,766,406
                 5.375%, 8/15/18 - FGIC Insured

          500   Bridgeport, Connecticut, General Obligation Bonds, Series 2003A,      9/13 at 100.00         AAA            516,490
                 5.250%, 9/15/23 - FSA Insured

        2,500   Connecticut, General Obligation Bonds, Series 2002D,                 11/12 at 100.00          AA          2,660,125
                 5.375%, 11/15/21

        1,000   Connecticut, General Obligation Bonds, Series 2002A,                  4/12 at 100.00          AA          1,021,890
                 5.000%, 4/15/21

          450   Farmington, Connecticut, General Obligation Bonds,                    9/12 at 101.00         Aa1            468,540
                 Series 2002, 5.000%, 9/15/20

                New Canaan, Connecticut, General Obligation Bonds,
                Series 2002A:
          950    4.250%, 5/01/18                                                      5/11 at 100.00         Aaa            927,998
          950    4.500%, 5/01/19                                                      5/11 at 100.00         Aaa            944,357
          900    4.600%, 5/01/20                                                      5/11 at 100.00         Aaa            897,453
          500    4.700%, 5/01/21                                                      5/11 at 100.00         Aaa            500,830

        1,445   New Haven, Connecticut, General Obligation Bonds,                    11/11 at 101.00         AAA          1,535,341
                 Series 2002A, 5.250%, 11/01/17 - AMBAC Insured

                Southbury, Connecticut, General Obligation Bonds, Series 2002:
          500    4.250%, 12/15/14                                                    12/11 at 101.00         Aa3            507,695
          500    4.375%, 12/15/15                                                    12/11 at 101.00         Aa3            506,400
          500    4.375%, 12/15/16                                                    12/11 at 101.00         Aa3            502,115
          500    4.500%, 12/15/17                                                    12/11 at 101.00         Aa3            502,635
          500    4.625%, 12/15/18                                                    12/11 at 101.00         Aa3            503,855
          500    4.625%, 12/15/19                                                    12/11 at 101.00         Aa3            501,040
          500    4.875%, 12/15/20                                                    12/11 at 101.00         Aa3            508,730
          500    4.875%, 12/15/21                                                    12/11 at 101.00         Aa3            506,265
          500    5.000%, 12/15/22                                                    12/11 at 101.00         Aa3            510,625

                Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,375    4.000%, 2/15/19 - FSA Insured                                        2/12 at 100.00         AAA          1,283,370
          630    4.125%, 2/15/20 - FSA Insured                                        2/12 at 100.00         AAA            590,367


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.3%

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     7/12 at 100.00         AAA            540,535
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/18 - FSA Insured

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,810    5.000%, 12/01/20 - AMBAC Insured                                    12/12 at 100.00         AAA          2,903,573
        1,000    5.000%, 12/01/21 - AMBAC Insured                                    12/12 at 100.00         AAA          1,029,740
        1,000    5.000%, 12/01/22 - AMBAC Insured                                    12/12 at 100.00         AAA          1,014,180

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA            508,555
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax           1/08 at 101.00         AAA          3,507,455
                 Revenue Bonds, Series 1997A, 5.000%, 7/01/28 -
                 AMBAC Insured


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
$         890    5.250%, 7/01/17                                                      7/12 at 100.00          A-     $      925,938
        1,000    5.250%, 7/01/20                                                      7/12 at 100.00          A-          1,023,440
        1,045    5.250%, 7/01/21                                                      7/12 at 100.00          A-          1,065,294

        3,010   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          3,172,721
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

          765   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB+            779,550
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

          750   Virgin Islands Public Finance Authority, Revenue Refunding           10/08 at 101.00        BBB-            756,127
                 Senior Lien Bonds, Matching Fund Loan Notes, Series 1998A,
                 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.1%

          400   Connecticut, Special Tax Obligation Transportation                   10/11 at 100.00         AAA            429,640
                 Infrastructure Purpose Bonds, Series 2001A, 4.800%, 10/01/18
                 (Pre-refunded to 10/01/11) - FSA Insured

        2,910   Puerto Rico, Public Improvement General Obligation Refunding          7/08 at 101.00         AAA          3,179,990
                 Bonds, Series 1998B, 5.000%, 7/01/24 (Pre-refunded
                 to 7/01/08) - MBIA Insured

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,202,800
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,220   University of Connecticut, General Obligation Bonds,                  4/12 at 100.00       AA***          1,362,154
                 Series 2002A, 5.375%, 4/01/17 (Pre-refunded to 4/01/12)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.0%

          720   Connecticut Development Authority, Pollution Control Revenue         10/08 at 102.00          A3            748,591
                 Refunding Bonds, Connecticut Light  and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        2,000   Connecticut Resources Recovery Authority, Corporate Credit           12/11 at 102.00        Baa2          2,038,540
                 Resource Recovery Revenue Bonds, American REF-FUEL
                 Company of Southeastern Connecticut, Series 2001A-I,
                 5.500%, 11/15/15 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
        1,000    5.500%, 1/01/14 (Alternative Minimum Tax)                            7/04 at 101.00         BBB          1,002,660
        1,005    5.500%, 1/01/20 (Alternative Minimum Tax)                            7/04 at 101.00         BBB            994,890

        3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          3,115,911
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.7%

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,             10/13 at 100.00         AAA          1,258,980
                 Series 2003A, 5.000%, 10/01/16

        2,000   Connecticut, State Revolving Fund General Revenue Bonds,                No Opt. Call         AAA          2,183,840
                 Series 2003B, 5.000%, 10/01/12

          765   Connecticut Development Authority, Water Facilities Revenue           9/06 at 102.00           A            789,449
                 Bonds, Bridgeport Hydraulic Company Project, Series 1996,
                 6.000%, 9/01/36 (Alternative Minimum Tax)

                South Central Connecticut Regional Water Authority, Water
                System Revenue Bonds, Eighteenth Series 2003A:
        2,050    5.000%, 8/01/20 - MBIA Insured                                       8/13 at 100.00         AAA          2,122,324
        1,140    5.000%, 8/01/33 - MBIA Insured                                       8/13 at 100.00         AAA          1,141,995

          250   Stamford, Connecticut, Water Pollution Control System                11/13 at 100.00         AA+            247,560
                 and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------------------------
$      88,990   Total Long-Term Investments (cost $91,627,687) - 149.8%                                                  91,036,335
=============-----------------------------------------------------------------------------------------------------------------------


                                       27


                            Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3%

$         200   Puerto Rico Government Commonwealth Development Bank,                                        A-1     $      200,000
                 Adjustable Refunding Bonds, Variable Rate Demand
                 Obligations, Series 1985, 1.070%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         200   Total Short-Term Investments (cost $200,000)                                                                200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $91,827,687) - 150.1%                                                            91,236,335
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      1,537,493
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)%                                                        (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   60,773,828
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       28

                            Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.1%

$       1,500   Boston Industrial Development Financing Authority,                    9/12 at 102.00        Baa3     $    1,451,220
                 Massachusetts, Senior Revenue Bonds, Crosstown Center
                 Project, Series 2002, 6.500%, 9/01/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 36.6%

          335   Massachusetts Education Loan Authority, Student Loan                  7/04 at 102.00         AAA            342,139
                 Revenue Bonds, Issue E, Series 1995, 6.150%, 7/01/10
                 (Alternative Minimum Tax) - AMBAC Insured

        1,730   Massachusetts Educational Financing Authority, Educational            1/12 at 100.00         AAA          1,757,213
                 Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13
                 (Alternative Minimum Tax) - AMBAC Insured

        1,090   Massachusetts Development Finance Authority, Revenue                    No Opt. Call          A3          1,139,944
                 Refunding Bonds, Boston University, Series 1999P,
                 6.000%, 5/15/29

        1,000   Massachusetts Development Finance Authority, Revenue                  7/13 at 101.00         BBB            976,890
                 Bonds, Massachusetts College of Pharmacy and Allied
                 Health Sciences, Series 2003C, 5.750%, 7/01/33

          890   Massachusetts Development Finance Authority, Revenue                  3/09 at 101.00           A            914,751
                 Bonds, Curry College, Series 2000A, 6.000%, 3/01/20 -
                 ACA Insured

          750   Massachusetts Development Finance Authority, Revenue                  9/13 at 100.00         AA-            768,098
                 Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19

          500   Massachusetts Development Finance Authority, Revenue Bonds,           9/11 at 101.00           A            514,655
                 Belmont Hills School, Series 2001, 5.375%, 9/01/23

        2,000   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          2,101,760
                 Revenue Bonds, Boston College, Series 2003N,
                 5.250%, 6/01/18

        1,500   Massachusetts Health and Educational Facilities Authority,           10/11 at 100.00         AAA          1,517,655
                 Revenue Bonds, University of Massachusetts - Worcester
                 Campus Project, Series 2001B, 5.250%, 10/01/31 -
                 FGIC Insured

          555   Massachusetts Health and Educational Facilities Authority,            7/13 at 100.00         AA+            566,561
                 Revenue Bonds, Williams College, Series 2003H,
                 5.000%, 7/01/21

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Wellesley College, Series 2003H:
          500    5.000%, 7/01/26                                                      7/13 at 100.00         AA+            498,320
        1,000    5.000%, 7/01/33                                                      7/13 at 100.00         AA+            987,120

        1,000   Massachusetts Heath and Educational Facilities Authority,               No Opt. Call         AAA          1,102,100
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2004M, 5.250%, 7/01/15

        2,645   Massachusetts Industrial Finance Agency, Revenue Bonds,               7/04 at 101.00         Aa1          2,647,698
                 Whitehead Institute for Biomedical Research, Series 1993,
                 5.125%, 7/01/26

        2,300   Massachusetts Industrial Finance Agency, Revenue Bonds,               9/08 at 101.00           A          2,282,658
                 Belmont Hill School, Series 1998, 5.250%, 9/01/28

        4,000   New England Education Loan Marketing Corporation,                       No Opt. Call          A3          4,338,680
                 Massachusetts, Student Loan Revenue Bonds, Subordinate
                 Series 1992H, 6.900%, 11/01/09 (Alternative Minimum Tax)

        1,200   University of Massachusetts Building Authority, Senior Lien          11/13 at 100.00         AAA          1,272,732
                 Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18 -
                 AMBAC Insured

        1,000   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA          1,028,680
                 Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 18.7%

        3,000   Massachusetts Health and Educational Facilities Authority,            7/04 at 102.00         AAA          3,047,220
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 1993G-1, 5.375%, 7/01/24 - MBIA Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            7/04 at 101.00         AAA          1,022,200
                 Revenue Bonds, Lahey Clinic Medical Center, Series 1993B,
                 5.625%, 7/01/15 - MBIA Insured


                                       29


                            Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$         600   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA     $      631,314
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.375%, 5/15/19 - FGIC Insured

        2,500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-          2,590,575
                 Revenue Bonds, Partners HealthCare System, Inc.,
                 Series 2001C, 5.750%, 7/01/32

        1,395   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA          1,376,154
                 Revenue Bonds, CareGroup, Inc., Series 1998A,
                 5.000%, 7/01/25 - MBIA Insured

        1,000   Massachusetts Health and Educational Facilities Authority,           11/11 at 101.00          AA            987,800
                 Revenue Bonds, Cape Cod Health Care, Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured

        2,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          2,033,020
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

        1,000   Massachusetts Health and Educational Facilities Authority,            7/12 at 101.00         BBB          1,018,310
                 Revenue Bonds, Caritas Christi Obligated Group,
                 Series 2002B, 6.250%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 16.6%

        2,500   Massachusetts Development Finance Authority, GNMA                    10/11 at 105.00         AAA          2,811,575
                 Collateralized Revenue Bonds, VOA Concord Assisted Living,
                 Inc., Series 2000A, 6.900%, 10/20/41

        1,950   Massachusetts Development Financing Authority, Assisted              12/09 at 102.00         N/R          1,847,937
                 Living Revenue Bonds, Prospect House Apartments,
                 Series 1999, 7.000%, 12/01/31

        1,500   Massachusetts Development Finance Authority, GNMA                     3/12 at 105.00         AAA          1,598,235
                 Collateralized Assisted Living Facility Revenue Bonds,
                 Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
                 (Alternative Minimum Tax)

           65   Massachusetts Housing Finance Agency, Housing Project                10/04 at 101.00          A+             65,643
                 Revenue Refunding Bonds, Series 1993A, 6.300%, 10/01/13

        1,435   Massachusetts Housing Finance Agency, Rental Housing                  7/10 at 101.00         AAA          1,503,622
                 Mortgage Revenue Bonds, Series 1999D, 5.500%, 7/01/13
                 (Alternative Minimum Tax) - AMBAC Insured

        1,845   Massachusetts Housing Finance Agency, FHA-Insured Rental              1/05 at 102.00         AAA          1,896,826
                 Housing Mortgage Revenue Bonds, Series 1995A,
                 7.350%, 1/01/35 (Alternative Minimum Tax) -
                 AMBAC Insured

          500   Massachusetts Housing Finance Agency, Housing Revenue                 6/13 at 100.00         AA-            487,640
                 Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative
                 Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA                     5/12 at 103.00         AAA          1,022,070
                 Collateralized Mortgage Revenue Bonds, Clarendon Hill
                 Towers, Series 2002, 5.200%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.6%

          400   Massachusetts Development Finance Agency, Solid Waste                   No Opt. Call         BBB            403,252
                 Disposal Revenue Bonds, Waste Management, Inc.,
                 Series 2003, 5.450%, 6/01/14 (WI, settling 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 6.0%

        1,270   Boston, Massachusetts, FHA-Insured Mortgage Revenue                  10/08 at 105.00         AAA          1,355,471
                 Bonds, Deutsches Altenheim, Inc. Project, Series 1998A,
                 6.125%, 10/01/31

        2,000   Massachusetts Industrial Finance Agency, Healthcare                   5/07 at 102.00        A-1+          1,993,480
                 Facilities Revenue Bonds, Jewish Geriatric Services, Inc.
                 Obligated Group, Series 1997B, 5.500%, 5/15/27

          700   Massachusetts Industrial Finance Agency, FHA-Insured                  2/06 at 102.00         AAA            724,689
                 Project Revenue Bonds, Heights Crossing LP, Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 27.8%

        1,180   Boston, Massachusetts, General Obligation Bonds,                      8/11 at 100.00          AA          1,238,634
                 Series 2001B, 5.000%, 8/01/15

          645   East Longmeadow, Massachusetts, General Obligation Bonds,             8/11 at 101.00         Aaa            688,873
                 Series 2001, 5.000%, 8/01/14 - AMBAC Insured

        1,000   Fall River, Massachusetts, General Obligation Bonds,                  2/13 at 101.00         AAA          1,029,710
                 Series 2003, 5.000%, 2/01/21 - FSA Insured

        2,500   Massachusetts Bay Transportation Authority, General                     No Opt. Call         AAA          3,080,450
                 Obligation Transportation System Bonds, Series 1991A,
                 7.000%, 3/01/21

        3,275   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA          3,790,027
                 Series 2001D, 6.000%, 11/01/13 - MBIA Insured


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,865   Massachusetts, General Obligation Bonds, Consolidated                 1/13 at 100.00         Aa2     $    1,993,107
                 Loan, Series 2003A, 5.000%, 1/01/22 (Pre-refunded
                 to 1/01/13)

        1,250   Massachusetts, General Obligation Bonds, Consolidated Loan,           8/14 at 100.00         Aa2          1,250,400
                 Series 2004B, 5.000%, 8/01/24

          980   Monson, Massachusetts, General Obligation Bonds,                      5/12 at 101.00         Aaa          1,017,955
                 Series 2002, 5.250%, 5/15/22 - AMBAC Insured

        1,000   Narragansett Regional School District, Massachusetts,                 6/10 at 101.00         Aaa          1,151,800
                 General Obligation Bonds, Series 2000, 6.500%, 6/01/16 -
                 AMBAC Insured

        1,260   Norwell, Massachusetts, General Obligation Bonds,                       No Opt. Call         AAA          1,324,436
                 Series 2003, 5.000%, 11/15/20 - FGIC Insured

                Springfield, Massachusetts, General Obligation Bonds,
                Series 2003:
          530    5.250%, 1/15/15 - MBIA Insured                                       1/13 at 100.00         AAA            574,907
        1,615    5.250%, 1/15/23 - MBIA Insured                                       1/13 at 100.00         AAA          1,682,572


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.2%

          385   Massachusetts Bay Transportation Authority, Senior Lien                 No Opt. Call         AAA            413,667
                 Sales Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

        1,000   Massachusetts College Building Authority, Project Revenue               No Opt. Call         AAA          1,069,000
                 Refunding Bonds, Series 2003B, 5.375%, 5/01/23 -
                 XLCA Insured

          550   Massachusetts College Building Authority, Project Revenue             5/14 at 100.00         AAA            568,458
                 Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

        3,000   Massachusetts, Special Obligation Refunding Notes, Federal              No Opt. Call         Aaa          3,216,120
                 Highway Grant Anticipation Note Program, Series 2003A,
                 5.000%, 12/15/13 - FSA Insured

        1,500   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,676,100
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.0%

        2,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA          1,968,260
                 5.000%, 7/01/33 - MBIA Insured

        4,000   Massachusetts Port Authority, Special Facilities Revenue              9/06 at 102.00         AAA          4,165,520
                 Bonds, US Airways Group, Inc., Series 1996A, 5.750%, 9/01/16
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.7%

        1,250   Massachusetts, General Obligation Bonds, Consolidated                 2/10 at 101.00         AAA          1,424,275
                 Loan, Series 2000A, 6.000%, 2/01/14 (Pre-refunded
                 to 2/01/10)

        2,500   Massachusetts Health and Educational Facilities Authority,            8/10 at 100.00         AAA          2,647,100
                 FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A,
                 5.000%, 8/01/16 (Pre-refunded to 8/01/10)

        2,000   Massachusetts Health and Educational Facilities Authority,            7/06 at 100.00         Aaa          2,107,460
                 Revenue Bonds, Daughters of Charity National Health
                 System - Carney Hospital, Series 1994D, 6.100%, 7/01/14
                 (Pre-refunded to 7/01/06)

          410   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA            419,713
                 Revenue Bonds, CareGroup, Inc., Series 1998A,
                 5.000%, 7/01/25 - MBIA Insured

          905   Massachusetts Port Authority, Revenue Bonds, Series 1982,             7/04 at 100.00         AAA          1,305,354
                 13.000%, 7/01/13


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.1%

        1,000   Massachusetts Development Finance Agency, Resource                    1/12 at 101.00         AAA          1,085,140
                 Recovery Revenue Bonds, SEMass System, Series 2001A,
                 5.625%, 1/01/16 - MBIA Insured

        2,500   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,355,450
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.2%

        1,500   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/13 at 100.00         AAA          1,524,733
                 Program Bonds, Series 9, 5.000%, 8/01/22
------------------------------------------------------------------------------------------------------------------------------------
$      94,755   Total Long-Term Investments (cost $96,923,689) - 146.6%                                                  99,395,128
=============-----------------------------------------------------------------------------------------------------------------------


                                       31


                            Nuveen Massachusetts Premium Income Municipal Fund (NMT) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.7%

$       1,150   Puerto Rico Commonwealth Government Development Bank,                                        A-1     $    1,150,000
                 Adjustable Refunding Bonds, Variable Rate Demand
                 Obligations, Series 1985, 1.070%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,150   Total Short-Term Investments (cost $1,150,000)                                                            1,150,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $98,073,689) - 148.3%                                                           100,545,128
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,260,561
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.1)%                                                        (34,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   67,805,689
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       32


                            Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.7%

$         500   Boston Industrial Development Financing Authority,                    9/12 at 102.00        Baa3     $      483,740
                 Massachusetts, Senior Revenue Bonds, Crosstown Center
                 Project, Series 2002, 6.500%, 9/01/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 30.7%

        1,370   Massachusetts Educational Financing Authority, Educational            7/10 at 100.00         AAA          1,420,539
                 Loan Revenue Bonds, Series 2001E, 5.300%, 1/01/16
                 (Alternative Minimum Tax) - AMBAC Insured

        1,000   Massachusetts Development Finance Authority, Revenue                  5/29 at 105.00          A3          1,075,310
                 Refunding Bonds, Boston University, Series 1999P,
                 6.000%, 5/15/59

          500   Massachusetts Development Finance Authority, Revenue                  9/13 at 100.00         AA-            512,065
                 Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19

        1,000   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          1,050,880
                 Revenue Bonds, Boston College, Series 2003N,
                 5.250%, 6/01/18

        2,000   Massachusetts Health and Educational Facilities Authority,            2/11 at 100.00         AA-          2,061,220
                 Revenue Bonds, Tufts University, Series 2001I,
                 5.500%, 2/15/36

          500   Massachusetts Heath and Educational Facilities Authority,               No Opt. Call         AAA            551,050
                 Revenue Bonds, Massachusetts Institute of Technology,
                 Series 2004M, 5.250%, 7/01/15

        1,250   University of Massachusetts Building Authority, Senior Lien          11/10 at 100.00         AAA          1,309,000
                 Project Revenue Bonds, Series 2000-2, 5.250%, 11/01/20 -
                 AMBAC Insured

          600   University of Massachusetts Building Authority, Senior Lien          11/13 at 100.00         AAA            636,366
                 Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18 -
                 AMBAC Insured

          250   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA            257,170
                 Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.4%

        1,000   Massachusetts Health and Educational Facilities Authority,            7/09 at 101.00         AA-          1,013,000
                 Revenue Bonds, Partners HealthCare System, Inc.,
                 Series 1999B, 5.125%, 7/01/19

        1,000   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-          1,036,230
                 Revenue Bonds, Partners HealthCare System, Inc.,
                 Series 2001C, 5.750%, 7/01/32

        1,250   Massachusetts Health and Educational Facilities Authority,            7/11 at 100.00         BBB          1,282,537
                 Revenue Bonds, UMass Memorial Health Care,
                 Series 2001C, 6.625%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority,            1/12 at 101.00          A-            386,692
                 Revenue Bonds, Covenant Health Systems Obligated Group,
                 Series 2002, 6.000%, 7/01/31

        1,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          1,016,510
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.4%

        1,000   Massachusetts Development Finance Authority, GNMA                     3/12 at 105.00         AAA          1,065,490
                 Collateralized Assisted Living Facility Revenue Bonds,
                 Arbors at Chicopee Project, Series 2001A, 6.250%, 9/20/42
                 (Alternative Minimum Tax)

        1,250   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          1,285,800
                 Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35
                 (Alternative Minimum Tax) - AMBAC Insured

          500   Massachusetts Housing Finance Agency, Housing Revenue                 6/13 at 100.00         AA-            487,640
                 Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative
                 Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA                     5/12 at 103.00         AAA          1,022,070
                 Collateralized Mortgage Revenue Bonds, Clarendon Hill
                 Towers Project, Series 2002, 5.200%, 11/20/22


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.1%

          600   Massachusetts Housing Finance Agency, Single Family Housing          12/04 at 102.00          AA            614,868
                 Revenue Bonds, Series 36, 6.600%, 12/01/26
                 (Alternative Minimum Tax)


                                       33


                            Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         840   Massachusetts Housing Finance Agency, Single Family Housing           6/10 at 100.00         AAA     $      856,388
                 Revenue Bonds, Series 82, 5.375%, 12/01/20 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.7%

          200   Massachusetts Development Finance Agency, Solid Waste                   No Opt. Call         BBB            201,626
                 Disposal Revenue Bonds, Waste Management, Inc.,
                 Series 2003, 5.450%, 6/01/14 (WI, settling 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.3%

          655   Massachusetts Development Finance Authority, First                    7/11 at 102.00        BBB-            676,897
                 Mortgage Revenue Bonds, Berkshire Retirement
                 Community - Edgecombe Project, Series 2001A,
                 6.750%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 34.6%

        1,000   Boston, Massachusetts, General Obligation Bonds,                      2/11 at 100.00          AA          1,021,840
                 Series 2001A, 5.000%, 2/01/20

        2,000   Brookline, Massachusetts, General Obligation Bonds,                   4/10 at 101.00         Aaa          2,143,060
                 Series 2000, 5.375%, 4/01/17

          500   East Longmeadow, Massachusetts, General Obligation Bonds,             8/11 at 101.00         Aaa            534,010
                 Series 2001, 5.000%, 8/01/14 -  AMBAC Insured

          440   Fall River, Massachusetts, General Obligation Bonds,                  2/13 at 101.00         AAA            453,072
                 Series 2003, 5.000%, 2/01/21 - FSA Insured

        1,675   Lawrence, Massachusetts, General Obligation Bonds,                    2/11 at 100.00         Aaa          1,716,892
                 Series 2001, 5.000%, 2/01/21 - AMBAC Insured

        1,095   Lynn, Massachusetts, General Obligation Bonds, Series 2001,           8/11 at 101.00         Aaa          1,215,888
                 5.375%, 8/15/12 - FGIC Insured

          750   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         Aa2            820,943
                 Series 2002D, 5.500%, 8/01/19

          500   Massachusetts, General Obligation Bonds, Consolidated Loan,           8/14 at 100.00         Aa2            500,160
                 Series 2004B, 5.000%, 8/01/24

          500   Norwell, Massachusetts, General Obligation Bonds,                       No Opt. Call         AAA            525,570
                 Series 2003, 5.000%, 11/15/20 - FGIC Insured

                Springfield, Massachusetts, General Obligation Bonds,
                Series 2003:
          500    5.250%, 1/15/15 - MBIA Insured                                       1/13 at 100.00         AAA            542,365
          500    5.250%, 1/15/23 - MBIA Insured                                       1/13 at 100.00         AAA            520,920


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 18.1%

        1,000   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA          1,010,070
                 Bonds, Series 2000A, 5.250%, 7/01/30

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales           No Opt. Call         AAA            413,667
                 Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

          230   Massachusetts College Building Authority, Project Revenue             5/14 at 100.00         AAA            237,719
                 Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

        1,250   Massachusetts, Special Obligation Refunding Notes, Federal              No Opt. Call         Aaa          1,340,050
                 Highway Grant Anticipation Note Program, Series 2003A,
                 5.000%, 12/15/13 - FSA Insured

        1,000   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          1,121,660
                 6.000%, 8/01/16 - FSA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,107,880
                 Loan Notes, Series 1999A, 6.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.6%

        1,000   Massachusetts Port Authority, Special Facilities Revenue              7/07 at 102.00         AAA          1,046,910
                 Bonds, BOSFUEL Corporation, Series 1997, 5.500%, 7/01/18
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.6%

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,144,010
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,050,700
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.3%

$       1,070   Massachusetts Development Finance Agency, Resource                    1/12 at 101.00         AAA     $    1,177,835
                 Recovery Revenue Bonds, SEMass System, Series 2001A,
                 5.625%, 1/01/14 - MBIA Insured

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            942,180
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.6%

        1,750   Massachusetts Water Pollution Abatement Trust, Revenue                8/09 at 101.00         AAA          1,875,563
                 Bonds, MWRA Loan Program, Subordinate Series 1999A,
                 5.750%, 8/01/29

          300   Massachusetts Water Resources Authority, General Revenue              8/10 at 101.00         AAA            320,622
                 Bonds, Series 2000A, 5.750%, 8/01/30 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      41,085   Total Long-Term Investments (cost $42,174,070) - 149.1%                                              $   43,086,674
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                        816,914
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   28,903,588
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       35


                            Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 27.4%

$         500   Massachusetts Development Finance Authority, Revenue Bonds,           7/13 at 101.00         BBB     $      528,940
                 Massachusetts College of Pharmacy and Allied Health
                 Sciences, Series 2003C, 6.375%, 7/01/23

        2,250   Massachusetts Development Finance Authority, Revenue Bonds,           9/13 at 100.00          A1          2,174,355
                 Middlesex School, Series 2003, 5.000%, 9/01/33

          500   Massachusetts Health and Educational Facilities Authority,           10/13 at 100.00         AAA            492,775
                 Revenue Bonds, Simmons College, Series 2003F,
                 5.000%, 10/01/33 - FGIC Insured

        3,000   Massachusetts Health and Educational Facilities Authority,            6/13 at 100.00         AA-          2,981,550
                 Revenue Bonds, Boston College, Series 2003N,
                 5.125%, 6/01/37

        2,000   Massachusetts Health and Educational Facilities Authority,           11/12 at 100.00         AAA          1,987,000
                 Revenue Bonds, Worcester State College, Series 2002,
                 5.000%, 11/01/32 - AMBAC Insured

        2,140   University of Massachusetts Building Authority, Senior Lien          11/14 at 100.00         AAA          2,269,663
                 Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.1%

        2,500   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA          2,466,400
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

        1,000   Massachusetts Health and Educational Facilities Authority,            7/08 at 102.00         AAA            986,490
                 Revenue Bonds, CareGroup, Inc., Series 1998A,
                 5.000%, 7/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.4%

        1,750   Massachusetts Development Finance Authority, GNMA                    12/12 at 105.00         AAA          1,839,460
                 Collateralized Revenue Bonds, Neville Communities,
                 Series 2002A, 6.000%, 6/20/44

           55   Massachusetts Housing Finance Agency, Housing Project                10/04 at 101.00         AAA             55,599
                 Revenue Refunding Bonds, Series 1993A, 6.150%, 10/01/15 -
                 AMBAC Insured

        1,265   Massachusetts Housing Finance Agency, Rental Housing                  7/12 at 100.00         AAA          1,266,012
                 Mortgage Revenue Bonds, Series 2002H, 5.200%, 7/01/42 -
                 FSA Insured

        2,000   Massachusetts Housing Finance Agency, Housing Bonds,                 12/12 at 100.00         AA-          1,961,940
                 Series 2003H, 5.125%, 6/01/43


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 31.9%

        1,280   Littleton, Massachusetts, General Obligation Bonds, Series 2003,      1/13 at 101.00         AAA          1,320,973
                 5.000%, 1/15/21 - FGIC Insured

        3,000   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA          3,201,930
                 Series 2004B, 5.250%, 8/01/21 - FSA Insured

        1,025   Maynard, Massachusetts, General Obligation Bonds,                     2/13 at 101.00         Aaa          1,117,578
                 Series 2003, 5.500%, 2/01/19 - MBIA Insured

        1,705   North Attleborough, Massachusetts, General Obligation Bonds,          7/14 at 101.00         Aaa          1,838,587
                 Series 2004, 5.000%, 7/15/15 - FGIC Insured

        1,500   Pittsfield, Massachusetts, General Obligation Bonds,                  4/12 at 101.00         AAA          1,572,510
                 Series 2002, 5.000%, 4/15/18 - MBIA Insured

        3,000   Springfield, Massachusetts, General Obligation Bonds,                 1/13 at 100.00         AAA          3,140,700
                 Series 2003, 5.250%, 1/15/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 30.9%

        3,000   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,            5/13 at 100.00         AAA          2,962,080
                 Series 2002, 5.000%, 5/01/32 - AMBAC Insured

        3,000   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA          2,981,580
                 Tax Revenue Refunding Bonds, Series 2002A,
                 5.000%, 7/01/27 - FGIC Insured

        2,790   Massachusetts College Building Authority, Project Revenue             5/13 at 100.00         AAA          2,870,994
                 Refunding Bonds, Series 2003A, 5.250%, 5/01/22 -
                 XLCA Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
$       1,475    5.125%, 8/01/28 - MBIA Insured                                       2/12 at 100.00         AAA     $    1,475,811
        1,500    5.125%, 2/01/34 - MBIA Insured                                       2/12 at 100.00         AAA          1,493,310


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.6%

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00         AAA            984,130
                 5.000%, 7/01/33 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 18.0%

        3,000   Massachusetts, General Obligation Bonds, Consolidated                11/11 at 100.00         AAA          3,235,950
                 Loan, Series 2001D, 5.000%, 11/01/20 (Pre-refunded
                 to 11/01/11) - MBIA Insured

        2,145   Massachusetts, General Obligation Bonds, Consolidated                 1/13 at 100.00         AAA          2,330,929
                 Loan, Series 2003A, 5.250%, 1/01/18 (Pre-refunded
                 to 1/01/13) - AMBAC Insured

          905   Massachusetts Port Authority, Revenue Bonds, Series 1982,             7/04 at 100.00         AAA          1,305,354
                 13.000%, 7/01/13


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.4%

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA          1,532,415
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

          500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA            507,345
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.8%

        1,900   Lynn Water and Sewer Commission, Massachusetts, General              12/13 at 100.00         AAA          1,875,813
                 Revenue Bonds, Series 2003A, 5.000%, 12/01/32 -
                 MBIA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue              8/13 at 100.00         AAA          1,005,410
                 Bonds, Series 2004D, 5.000%, 8/01/24 - MBIA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA          1,082,340
                 Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

          495   Springfield Water and Sewerage Commission, Massachusetts,             7/14 at 100.00         AAA            522,486
                 General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      55,680   Total Long-Term Investments (cost $57,422,618) - 150.5%                                              $   57,368,409
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                      1,252,673
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.8)%                                                        (20,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   38,121,082
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                                       37


                            Nuveen Missouri Premium Income Municipal Fund (NOM)
                            Portfolio of
                                    INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.1%

$       1,000   Missouri Development Finance Board, Solid Waste Disposal                No Opt. Call         AA-     $    1,000,610
                 Revenue Bonds, Procter and Gamble, Inc., Series 1999,
                 5.200%, 3/15/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.9%

        1,400   Missouri Health and Educational Facilities Authority, Revenue         6/10 at 100.00        Baa2          1,456,490
                 Bonds, Maryville University of St. Louis, Series 2000,
                 6.750%, 6/15/30

          500   Missouri Health and Educational Facilities Authority, Revenue         2/08 at 101.00          A3            511,665
                 Bonds, St. Louis Priory School, Series 2000, 5.650%, 2/01/25

          365   Missouri Health and Educational Facilities Authority, Revenue         4/11 at 100.00         Aaa            393,167
                 Bonds, Webster University, Series 2001, 5.500%, 4/01/18 -
                 MBIA Insured

          500   St. Louis County Industrial Development Authority, Missouri,          6/04 at 101.00         N/R            515,500
                 Revenue Bonds, Kiel Center Multipurpose Arena, Series 1992,
                 7.875%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 32.7%

        1,800   Johnson County, Missouri, Hospital Revenue Bonds, Western             6/10 at 100.00          AA          1,942,830
                 Missouri Medical Center Project, Series 2000,
                 6.000%, 6/01/20 - RAAI Insured

        2,500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          2,515,250
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/28 - AMBAC Insured

          500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA            503,735
                 Bonds, St. Luke's Health System, Series 2001,
                 5.250%, 12/01/26 - FSA Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, BJC Health System, Series 2003:
        1,500    5.125%, 5/15/25                                                      5/13 at 100.00          AA          1,499,970
        1,155    5.250%, 5/15/32                                                      5/13 at 100.00          AA          1,158,904

          500   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+            501,985
                 Bonds, Lake Regional Health System, Series 2003,
                 5.700%, 2/15/34

          425   Missouri Health and Educational Facilities Authority, Revenue         2/06 at 102.00        BBB+            437,980
                 Bonds, Lake Regional Health System, Series 1996,
                 6.500%, 2/15/21

        1,000   Missouri Health and Educational Facilities Authority, Revenue        12/10 at 101.00           A          1,042,190
                 Bonds, St. Anthony's Medical Center, Series 2000,
                 6.250%, 12/01/30

          950   Texas County, Missouri, Hospital Revenue Bonds, Texas County          6/10 at 100.00         N/R            933,869
                 Memorial Hospital, Series 2000, 7.250%, 6/15/25


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.9%

          830   Missouri Housing Development Commission, Multifamily                 12/11 at 100.00          AA            858,859
                 Housing Revenue Bonds, Series 2001-II, 5.250%, 12/01/16

          500   St. Charles County Industrial Development Authority,                  4/08 at 102.00         AAA            502,975
                 Missouri, FHA-Insured Multifamily Housing Revenue Bonds,
                 Ashwood Apartments Project, Series 1998A, 5.600%, 4/01/30
                 (Alternative Minimum Tax) - FSA Insured

          545   St. Louis County Industrial Development Authority, Missouri,          4/07 at 102.00         AAA            568,331
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments Project, Series 1997A,
                 5.950%, 4/20/17

          600   St. Louis County Industrial Development Authority, Missouri,          4/07 at 102.00         AAA            618,906
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments Project, Series 1997B,
                 6.000%, 10/20/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.7%

          235   Missouri Housing Development Commission, Single Family                3/06 at 105.00         AAA            235,768
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

          335   Missouri Housing Development Commission, Single Family                9/06 at 105.00         AAA            336,926
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1996B, 7.550%, 9/01/27 (Alternative Minimum Tax)


                                       38

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         285   Missouri Housing Development Commission, Single Family                3/10 at 100.00         AAA     $      295,682
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2000B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.2%

           50   Lees Summit Industrial Development Authority, Missouri,               8/09 at 101.00         N/R             52,523
                 Health Facilities Revenue Bonds, John Knox Village,
                 Series 1999, 6.000%, 8/15/17


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 3.0%

        1,000   Sugar Creek, Missouri, Industrial Development Revenue                 6/13 at 101.00         BBB            973,470
                 Bonds, Lafarge North America Inc., Series 2003A,
                 5.650%, 6/01/37 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.4%

          500   Jackson County R-7 School District, Lees Summit, Missouri,            3/12 at 100.00         AAA            528,790
                 General Obligation Refunding and Improvement Bonds,
                 Series 2002, 5.250%, 3/01/18 - FSA Insured

        1,000   Missouri, General Obligation Refunding Bonds, Fourth State           10/12 at 100.00         AAA          1,041,950
                 Building, Series 2002A, 5.000%, 10/01/18

        1,630   North Kansas City School District, Missouri, General Obligation       3/13 at 100.00         AA+          1,647,734
                 Bonds, Series 2003A, 5.000%, 3/01/23

        2,020   Ritenour Consolidated School District, St. Louis County,                No Opt. Call         AAA          2,446,361
                 Missouri, General Obligation Bonds, Series 1995,
                 7.375%, 2/01/12 - FGIC Insured

        1,500   St. Charles County Francis Howell School District, Missouri,            No Opt. Call         AAA          1,683,960
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08 - FGIC Insured

        1,000   St. Louis County Pattonville R3 School District, Missouri,            3/10 at 101.00         AAA          1,099,270
                 General Obligation Bonds, Series 2000, 5.750%, 3/01/17 -
                 FGIC Insured

          895   St. Louis Board of Education, Missouri, General Obligation              No Opt. Call         AAA          1,038,692
                 Refunding Bonds, Series 1993A, 8.500%, 4/01/07 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.0%

          750   Fenton, Missouri, Tax Increment Refunding and Improvement            10/12 at 100.00         N/R            760,178
                 Bonds, Gravois Bluffs Project, Series 2002, 6.125%, 10/01/21

        1,740   Jackson County Public Building Corporation, Missouri,                12/13 at 100.00         Aa3          1,722,043
                 Leasehold Revenue Bonds, Capital Improvement Projects,
                 Series 2003, 5.000%, 12/01/28

        1,000   Kansas City Land Clearance Redevelopment Authority,                  12/05 at 102.00         AAA          1,070,180
                 Missouri, Lease Revenue Bonds, Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Projects, Series 1995A,
                 5.900%, 12/01/18 - FSA Insured

        2,000   Missouri Development Finance Board, Kansas City,                      4/10 at 100.00         AAA          2,169,760
                 Infrastructure Facilities Revenue Bonds, Midtown
                 Redevelopment Project, Series 2000A, 5.750%, 4/01/22 -
                 MBIA Insured

          450   Monarch-Chesterfield Levee District, St. Louis County,                3/10 at 101.00         AAA            494,284
                 Missouri, Levee District Improvement Bonds, Series 1999,
                 5.750%, 3/01/19 - MBIA Insured

        1,000   St. Louis Municipal Finance Corporation, Missouri, Leasehold          2/12 at 100.00         Aaa          1,110,900
                 Revenue Bonds, Carnahan Courthouse, Series 2002A,
                 5.750%, 2/15/16 - FGIC Insured

        2,000   Springfield Public Building Corporation, Missouri, Lease              6/10 at 100.00         AAA          2,225,000
                 Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                 6.125%, 6/01/21 - AMBAC Insured

        1,380   Springfield Center City Development Corporation, Missouri,           11/11 at 100.00         Aaa          1,397,443
                 Lease Revenue Bonds, Jordan Valley Park Parking Garage,
                 Series 2002D, 5.000%, 11/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.8%

          500   Kansas City, Missouri, Passenger Facility Charge Revenue              4/11 at 101.00         AAA            493,660
                 Bonds, Kansas City International Airport, Series 2001,
                 5.000%, 4/01/23 (Alternative Minimum Tax) - AMBAC Insured

        1,000   St. Louis Land Clearance Redevelopment Authority, Missouri,           9/09 at 102.00         N/R          1,061,940
                 Revenue Refunding and Improvement Bonds, LCRA Parking
                 Facilities, Series 1999C, 7.000%, 9/01/19


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.0%

          675   Missouri Health and Educational Facilities Authority, Revenue         2/06 at 102.00     BBB+***            737,012
                 Bonds, Lake Regional Health System, Series 1996,
                 6.500%, 2/15/21 (Pre-refunded to 2/15/06)


                                       39


                            Nuveen Missouri Premium Income Municipal Fund (NOM) (continued)
                                    Portfolio of INVESTMENTS May 31, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       1,000   St. Charles School District, Missouri, General Obligation Bonds,      3/06 at 100.00      AA+***     $    1,061,920
                 Series 1996A, 5.625%, 3/01/14 (Pre-refunded to 3/01/06)

        1,000   St. Louis County, Missouri, GNMA Collateralized Mortgage                No Opt. Call         AAA          1,096,260
                 Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.8%

        1,800   Springfield Public Utilities Board, Missouri, Certificates           12/09 at 100.00         AAA          1,857,114
                 of Participation, Series 2001, 5.000%, 12/01/17 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.0%

          640   Metropolitan St. Louis Sewerage District, Missouri, Revenue           5/14 at 100.00         AAA            658,906
                 Bonds, Wastewater System, Series 2004A, 5.000%, 5/01/20 -
                 MBIA Insured

          350   Missouri Environmental Improvement and Energy Resources                 No Opt. Call         Aaa            419,437
                 Authority, Water Pollution Control Revenue Bonds, State
                 Revolving Fund Program - Kansas City Project, Series 1997C,
                 6.750%, 1/01/12

          210   Missouri Environmental Improvement and Energy Resources               1/06 at 101.00         Aaa            222,599
                 Authority, Water Pollution Control Revenue Bonds, State
                 Revolving Fund Program - Multi-Participants, Series 1996D,
                 5.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
$      44,515   Total Long-Term Investments (cost $44,901,312) - 145.5%                                              $   46,902,978
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      1,327,738
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   32,230,716
                ====================================================================================================================


                     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                       * Optional Call Provisions (not covered by the report of independent registered public accounting firm):
                            Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                                       40


                        Statement of
                            ASSETS AND LIABILITIES May 31, 2004
                                                                    CONNECTICUT       CONNECTICUT      CONNECTICUT      CONNECTICUT
                                                                        PREMIUM          DIVIDEND         DIVIDEND         DIVIDEND
                                                                         INCOME         ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                          (NTC)             (NFC)            (NGK)            (NGO)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $111,198,648, $54,834,012,
   $49,994,768 and $91,827,687, respectively)                      $114,237,503       $55,915,467      $51,511,568      $91,236,335
Cash                                                                         --            51,642           67,937           89,652
Receivables:
   Interest                                                           1,763,181           738,096          600,872        1,289,288
   Investments sold                                                     120,000            55,000               --          206,241
Other assets                                                              8,693             8,955              220            4,504
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  116,129,377        56,769,160       52,180,597       92,826,020
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           15,228                --               --               --
Payable for investments purchased                                            --                --               --               --
Accrued expenses:
   Management fees                                                       63,632            16,777           15,379           25,842
   Other                                                                 23,286            11,483           16,224           19,130
Preferred share dividends payable                                         2,102             3,363            2,515            7,220
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                 104,248            31,623           34,118           52,192
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               38,300,000        19,500,000       17,500,000       32,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 77,725,129       $37,237,537      $34,646,479      $60,773,828
====================================================================================================================================
Common shares outstanding                                             5,322,691         2,558,214        2,308,008        4,348,855
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.60       $     14.56      $     15.01      $     13.97
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     53,227       $    25,582      $    23,080      $    43,489
Paid-in surplus                                                      73,886,903        36,255,734       32,668,314       61,362,256
Undistributed (Over-distribution of) net investment income              791,740           330,560          318,421          237,612
Accumulated net realized gain (loss) from investments                   (45,596)         (455,794)         119,864         (278,177)
Net unrealized appreciation (depreciation) of investments             3,038,855         1,081,455        1,516,800         (591,352)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 77,725,129       $37,237,537      $34,646,479      $60,773,828
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited         Unlimited        Unlimited        Unlimited
   Preferred                                                          Unlimited         Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       41

                        Statement of
                            ASSETS AND LIABILITIES May 31, 2004 (continued)
                                                                                                           INSURED
                                                                  MASSACHUSETTS     MASSACHUSETTS    MASSACHUSETTS         MISSOURI
                                                                        PREMIUM          DIVIDEND         TAX-FREE          PREMIUM
                                                                         INCOME         ADVANTAGE        ADVANTAGE           INCOME
                                                                          (NMT)             (NMB)            (NGX)            (NOM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $98,073,689, $42,174,070,
   $57,422,618 and $44,901,312, respectively)                      $100,545,128       $43,086,674      $57,368,409      $46,902,978
Cash                                                                     90,852           272,368          370,461          476,526
Receivables:
   Interest                                                           1,584,821           711,604          868,900          859,459
   Investments sold                                                      60,000            45,101           50,000           30,519
 Other assets                                                             6,823             8,978              331            2,466
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  102,287,624        44,124,725       58,658,101       48,271,948
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --                --               --               --
Payable for investments purchased                                       400,000           200,000               --               --
Accrued expenses:
   Management fees                                                       55,802            12,957           16,302           26,478
   Other                                                                 24,081             6,858           19,171           13,814
Preferred share dividends payable                                         2,052             1,322            1,546              940
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                 481,935           221,137           37,019           41,232
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               34,000,000        15,000,000       20,500,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 67,805,689       $28,903,588      $38,121,082      $32,230,716
====================================================================================================================================
Common shares outstanding                                             4,727,341         1,947,896        2,714,367        2,242,599
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.34       $     14.84      $     14.04      $     14.37
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     47,273       $    19,479      $    27,144      $    22,426
Paid-in surplus                                                      65,579,160        27,567,281       38,237,364       29,870,430
Undistributed (Over-distribution of) net investment income              833,077           272,167          (73,094)         400,226
Accumulated net realized gain (loss) from investments                (1,125,260)          132,057          (16,123)         (64,032)
Net unrealized appreciation (depreciation) of investments             2,471,439           912,604          (54,209)       2,001,666
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 67,805,689       $28,903,588      $38,121,082      $32,230,716
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited         Unlimited        Unlimited        Unlimited
   Preferred                                                          Unlimited         Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended May 31, 2004

                                                                    CONNECTICUT       CONNECTICUT      CONNECTICUT      CONNECTICUT
                                                                        PREMIUM          DIVIDEND         DIVIDEND         DIVIDEND
                                                                         INCOME         ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                          (NTC)             (NFC)            (NGK)            (NGO)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $5,913,942       $ 2,783,395       $2,506,702      $ 4,287,158
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         769,502           376,852          347,375          616,692
Preferred shares - auction fees                                          96,115            48,936           43,917           80,452
Preferred shares - dividend disbursing agent fees                        10,028            10,028           10,028           10,028
Shareholders' servicing agent fees and expenses                          16,388             1,373            1,589            1,240
Custodian's fees and expenses                                            32,257            16,482           14,815           23,534
Trustees' fees and expenses                                               2,398             1,290            1,026            1,721
Professional fees                                                        12,419            10,717           12,144           12,370
Shareholders' reports - printing and mailing expenses                    16,033             5,149            7,695           13,065
Stock exchange listing fees                                              11,111               158              153              549
Investor relations expense                                                6,660             3,033            4,783            9,209
Other expenses                                                           12,045            12,081            5,729            8,253
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    984,956           486,099          449,254          777,113
   Custodian fee credit                                                  (3,028)           (4,930)          (2,587)          (6,450)
   Expense reimbursement                                                     --          (173,932)        (160,327)        (303,602)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            981,928           307,237          286,340          467,061
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,932,014        2,476,158        2,220,362        3,820,097
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                               722,872           (74,861)         241,031          (13,145)
Change in net unrealized appreciation (depreciation) of investments  (5,838,457)       (2,514,188)      (2,843,481)      (4,885,233)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (5,115,585)       (2,589,049)      (2,602,450)      (4,898,378)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (249,202)         (129,979)        (101,342)        (232,209)
From accumulated net realized gains from investments                         --                --          (23,516)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (249,202)         (129,979)        (124,858)        (232,209)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                  $ (432,773)      $  (242,870)      $ (506,946)     $(1,310,490)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended May 31, 2004 (continued)
                                                                                                           INSURED
                                                                  MASSACHUSETTS     MASSACHUSETTS    MASSACHUSETTS         MISSOURI
                                                                        PREMIUM          DIVIDEND         TAX-FREE          PREMIUM
                                                                         INCOME         ADVANTAGE        ADVANTAGE           INCOME
                                                                          (NMT)             (NMB)            (NGX)            (NOM)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $5,309,607        $2,189,042       $2,846,221       $2,562,192
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         674,834           292,061          389,640          320,034
Preferred shares - auction fees                                          85,325            37,643           51,446           41,153
Preferred shares - dividend disbursing agent fees                        10,028            10,028           10,028           10,028
Shareholders' servicing agent fees and expenses                           9,330               399              546            6,341
Custodian's fees and expenses                                            25,858            12,855           20,384           15,138
Trustees' fees and expenses                                               2,124               868            1,461            1,430
Professional fees                                                        12,973            10,184           10,071            9,873
Shareholders' reports - printing and mailing expenses                    16,657             3,698            6,830            5,630
Stock exchange listing fees                                              11,099                95              253              116
Investor relations expense                                                5,173             2,501            6,630            1,546
Other expenses                                                           11,541             8,550            5,709           10,972
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    864,942           378,882          502,998          422,261
   Custodian fee credit                                                  (5,590)           (3,098)         (13,679)          (2,828)
   Expense reimbursement                                                     --          (134,798)        (191,823)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            859,352           240,986          297,496          419,433
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 4,450,255        1,948,056         2,548,725        2,142,759
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                               942,951           254,529          (16,228)         444,042
Change in net unrealized appreciation (depreciation) of investments  (5,525,901)       (2,448,042)      (3,274,453)      (2,836,623)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                     (4,582,950)       (2,193,513)      (3,290,681)      (2,392,581)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (217,866)          (75,765)        (154,434)        (122,983)
From accumulated net realized gains from investments                         --           (12,018)          (4,012)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (217,866)          (87,783)        (158,446)        (122,983)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                                  $ (350,561)      $ (333,240)       $ (900,402)     $  (372,805)
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                           CONNECTICUT                         CONNECTICUT                       CONNECTICUT
                                       PREMIUM INCOME (NTC)              DIVIDEND ADVANTAGE (NFC)         DIVIDEND ADVANTAGE 2 (NGK)
                                   ----------------------------       -----------------------------      ---------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       5/31/04          5/31/03           5/31/04           5/31/03          5/31/04        5/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 4,932,014      $ 5,198,312       $ 2,476,158       $ 2,551,921      $ 2,220,362    $ 2,263,151
Net realized gain (loss)
   from investments                    722,872        1,504,009           (74,861)         (278,778)         241,031        325,473
Change in net unrealized
   appreciation (depreciation)
   of investments                   (5,838,457)       4,082,959        (2,514,188)        3,304,347       (2,843,481)     3,671,087
Distributions to Preferred
   Shareholders:
   From net investment income         (249,202)        (358,883)         (129,979)         (170,791)        (101,342)      (169,519)
   From accumulated net realized
     gains from investments                 --               --                --                --          (23,516)       (11,970)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    (432,773)      10,426,397          (242,870)        5,406,699         (506,946)     6,078,222
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (4,686,749)      (4,646,089)       (2,261,395)       (2,140,226)      (2,004,077)    (1,910,300)
From accumulated net realized gains
   from investments                         --               --                --                --         (267,884)      (143,733)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (4,686,749)      (4,646,089)       (2,261,395)       (2,140,226)      (2,271,961)    (2,054,033)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --             1,664                --               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     352,597          384,893           115,496           100,877           12,077          4,040
Preferred shares offering costs             --               --                --            23,986          (27,909)         5,020
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions     352,597          384,893           117,160           124,863          (15,832)         9,060
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      (4,766,925)       6,165,201        (2,387,105)        3,391,336       (2,794,739)     4,033,249
Net assets applicable to Common
   shares at the beginning
   of period                        82,492,054       76,326,853        39,624,642        36,233,306       37,441,218     33,407,969
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period     $77,725,129      $82,492,054       $37,237,537       $39,624,642      $34,646,479    $37,441,218
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                   $   791,740      $   796,522       $   330,560       $   245,776      $   318,421    $   203,941
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                            CONNECTICUT                   MASSACHUSETTS PREMIUM                 MASSACHUSETTS
                                     DIVIDEND ADVANTAGE 3 (NGO)                INCOME (NMT)                DIVIDEND ADVANTAGE (NMB)
                                   ----------------------------       -----------------------------     ----------------------------
                                                        FOR THE
                                                 PERIOD 9/26/02
                                                  (COMMENCEMENT
                                    YEAR ENDED   OF OPERATIONS)        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       5/31/04  THROUGH 5/31/03           5/31/04           5/31/03          5/31/04        5/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $ 3,820,097      $ 2,173,106       $ 4,450,255       $ 4,619,396     $  1,948,056    $ 2,027,149
Net realized gain (loss)
   from investments                    (13,145)        (265,032)          942,951           (16,814)         254,529        133,861
Change in net unrealized
   appreciation (depreciation)
   of investments                   (4,885,233)       4,293,882        (5,525,901)        3,635,536       (2,448,042)     3,241,102
Distributions to Preferred
Shareholders:
   From net investment income         (232,209)        (163,989)         (217,866)         (315,608)         (75,765)      (139,815)
   From accumulated net realized
     gains from investments                 --               --                --                --          (12,018)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  (1,310,490)       6,037,967          (350,561)        7,922,510         (333,240)     5,262,297
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income          (3,390,125)      (1,969,268)       (4,161,260)       (4,094,191)      (1,786,931)    (1,703,320)
From accumulated net realized
   gains from investments                   --               --                --                --         (153,574)            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders           (3,390,125)      (1,969,268)       (4,161,260)       (4,094,191)      (1,940,505)    (1,703,320)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --       61,625,745                --                --            1,664             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     165,098          290,710           314,919           317,813           41,277         31,840
Preferred shares offering costs        (14,584)        (761,500)               --                --               --         24,400
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions     150,514       61,154,955           314,919           317,813           42,941         56,240
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      (4,550,101)      65,223,654        (4,196,902)        4,146,132       (2,230,804)     3,615,217
Net assets applicable to Common
   shares at the beginning
   of period                        65,323,929          100,275        72,002,591        67,856,459       31,134,392     27,519,175
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period     $60,773,828      $65,323,929       $67,805,689       $72,002,591      $28,903,588    $31,134,392
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                   $   237,612      $    39,849       $   833,077       $   813,281      $   272,167    $   190,315
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                          INSURED MASSACHUSETTS                MISSOURI PREMIUM
                                                                         TAX-FREE ADVANTAGE (NGX)                INCOME (NOM)
                                                                     ------------------------------      ---------------------------
                                                                                            FOR THE
                                                                                    PERIOD 11/21/02
                                                                                      (COMMENCEMENT
                                                                      YEAR ENDED     OF OPERATIONS)       YEAR ENDED     YEAR ENDED
                                                                         5/31/04    THROUGH 5/31/03          5/31/04        5/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 2,548,725         $  931,105      $ 2,142,759    $ 2,153,739
Net realized gain (loss) from investments                                (16,228)            44,352          444,042        (15,252)
Change in net unrealized appreciation
   (depreciation) of investments                                      (3,274,453)         3,220,244       (2,836,623)     2,231,265
Distributions to Preferred Shareholders:
   From net investment income                                           (154,434)           (81,083)        (122,983)      (161,228)
   From accumulated net realized
     gains from investments                                               (4,012)                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                      (900,402)         4,114,618         (372,805)     4,208,524
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (2,342,674)          (974,628)      (1,963,048)    (1,919,228)
From accumulated net realized gains
   from investments                                                      (39,926)                --               --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (2,382,600)          (974,628)      (1,963,048)    (1,919,228)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --         38,596,500               --             --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       100,710             14,987          339,007        318,941
Preferred shares offering costs                                            6,822           (555,200)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                                       107,532         38,056,287          339,007        318,941
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (3,175,470)        41,196,277       (1,996,846)     2,608,237
Net assets applicable to Common
   shares at the beginning of period                                  41,296,552            100,275       34,227,562     31,619,325
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                       $38,121,082        $41,296,552      $32,230,716    $34,227,562
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                                     $   (73,094)       $  (124,606)     $   400,226    $   344,130
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund
(NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income
(NMT) are traded on the New York Stock Exchange while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations of Connecticut Dividend Advantage 3
(NGO) and Insured Massachusetts Tax-Free Advantage (NGX), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($11,500 per Fund) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2004, Massachusetts Premium Income (NMT) and Massachusetts Dividend Advantage (NMB) had outstanding when-issued purchase commitments of $400,000 and $200,000, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2004, have been designated Exempt Interest Dividends.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                              CONNECTICUT      CONNECTICUT    CONNECTICUT    CONNECTICUT
                                  PREMIUM         DIVIDEND       DIVIDEND       DIVIDEND
                                   INCOME        ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                    (NTC)            (NFC)          (NGK)          (NGO)
----------------------------------------------------------------------------------------
Number of shares:
   Series T                            --              780             --             --
   Series W                            --               --            700             --
   Series TH                        1,532               --             --             --
   Series F                            --               --             --          1,280
========================================================================================
                                                                  INSURED
                            MASSACHUSETTS    MASSACHUSETTS  MASSACHUSETTS       MISSOURI
                                  PREMIUM         DIVIDEND       TAX-FREE        PREMIUM
                                   INCOME        ADVANTAGE      ADVANTAGE         INCOME
                                    (NMT)            (NMB)          (NGX)          (NOM)
----------------------------------------------------------------------------------------
Number of shares:
   Series T                            --              600             --             --
   Series W                            --               --            820             --
   Series TH                        1,360               --             --            640
   Series F                            --               --             --             --
========================================================================================

Effective November 15, 2002, Connecticut Dividend Advantage 3 (NGO) issued 1,280 Series F, $25,000 stated value Preferred shares.

Effective January 17, 2003, Insured Massachusetts Tax-Free Advantage (NGX) issued 820 Series W, $25,000 stated value Preferred shares.

Insurance

Insured Massachusetts Tax-Free Advantage (NGX) invests at least 80% of its net assets (including net assets applicable to Preferred shares) in municipal securities that are covered by insurance. The Fund may also invest up to 20% of its net assets (including net assets applicable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or
(ii) municipal bonds that are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund includes value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Notes to
    FINANCIAL STATEMENTS (continued)



Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for Connecticut Dividend Advantage 3 (NGO) and Insured Massachusetts Tax-Free Advantage (NGX). Connecticut Dividend Advantage 3's (NGO) and Insured Massachusetts Tax-Free Advantage's (NGX) share of Common share offering costs ($129,330 and $81,000, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by Connecticut Dividend Advantage 3 (NGO) and Insured Massachusetts Tax-Free Advantage (NGX) in connection with their offering of Preferred shares ($776,084 and $548,378, respectively) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                     CONNECTICUT          CONNECTICUT DIVIDEND     CONNECTICUT DIVIDEND
                                 PREMIUM INCOME (NTC)        ADVANTAGE (NFC)         ADVANTAGE 2 (NGK)
                               -----------------------   ----------------------   -----------------------
                               YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                  5/31/04      5/31/03      5/31/04     5/31/03      5/31/04      5/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                         --           --           --          --           --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                 21,447       23,492        7,211       6,514          748          260
---------------------------------------------------------------------------------------------------------
                                   21,447       23,492        7,211       6,514          748          260
=========================================================================================================
Preferred shares sold                  --           --           --          --           --           --
=========================================================================================================

                                   CONNECTICUT DIVIDEND          MASSACHUSETTS          MASSACHUSETTS DIVIDEND
                                     ADVANTAGE 3 (NGO)        PREMIUM INCOME (NMT)         ADVANTAGE (NMB)
                               ---------------------------   ----------------------   ------------------------
                                                   FOR THE
                                            PERIOD 9/26/02
                                             (COMMENCEMENT
                               YEAR ENDED   OF OPERATIONS)   YEAR ENDED  YEAR ENDED   YEAR ENDED    YEAR ENDED
                                  5/31/04  THROUGH 5/31/03      5/31/04     5/31/03      5/31/04       5/31/03
--------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                         --        4,311,000           --          --           --            --
   Shares issued to shareholders
     due to reinvestment of
     distributions                 11,300           19,555       20,346      19,972        2,552         2,042
--------------------------------------------------------------------------------------------------------------
                                   11,300        4,330,555       20,346      19,972        2,552         2,042
==============================================================================================================
Preferred shares sold                  --            1,280           --          --           --            --
==============================================================================================================

                                                            INSURED
                                                    MASSACHUSETTS TAX-FREE              MISSOURI
                                                        ADVANTAGE (NGX)          PREMIUM INCOME (NOM)
                                                ----------------------------    -----------------------
                                                                     FOR THE
                                                             PERIOD 11/21/02
                                                               (COMMENCEMENT
                                                YEAR ENDED    OF OPERATIONS)    YEAR ENDED   YEAR ENDED
                                                   5/31/04   THROUGH 5/31/03       5/31/04      5/31/03
-------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                          --         2,700,000            --           --
   Shares issued to shareholders
     due to reinvestment of
     distributions                                   6,392               975        20,100       19,544
-------------------------------------------------------------------------------------------------------
                                                     6,392         2,700,975        20,100       19,544
=======================================================================================================
Preferred shares sold                                   --               820            --           --
=======================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended May 31, 2004, were as follows:

                                               CONNECTICUT    CONNECTICUT     CONNECTICUT   CONNECTICUT
                                                   PREMIUM       DIVIDEND        DIVIDEND      DIVIDEND
                                                    INCOME      ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                                                     (NTC)          (NFC)           (NGK)         (NGO)
-------------------------------------------------------------------------------------------------------
Purchases                                      $18,667,683     $5,075,147      $5,294,860   $14,916,539
Sales and maturities                            17,687,414      2,361,230       5,600,834    12,677,361
=======================================================================================================
                                                                                  INSURED
                                             MASSACHUSETTS  MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                                                   PREMIUM       DIVIDEND        TAX-FREE       PREMIUM
                                                    INCOME      ADVANTAGE       ADVANTAGE        INCOME
                                                     (NMT)          (NMB)           (NGX)         (NOM)
-------------------------------------------------------------------------------------------------------
Purchases                                      $22,705,663    $11,763,881     $58,195,802   $12,258,018
Sales and maturities                            23,423,348     11,362,735      61,712,941    11,649,438
=======================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At May 31, 2004, the cost of investments were as follows:

                            CONNECTICUT  CONNECTICUT   CONNECTICUT   CONNECTICUT
                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                  (NTC)        (NFC)         (NGK)         (NGO)
--------------------------------------------------------------------------------
Cost of investments        $111,187,147  $54,811,976   $49,982,720   $91,817,496
================================================================================

                                                            INSURED
                       MASSACHUSETTS  MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                             PREMIUM       DIVIDEND        TAX-FREE      PREMIUM
                              INCOME      ADVANTAGE       ADVANTAGE       INCOME
                               (NMT)          (NMB)           (NGX)        (NOM)
--------------------------------------------------------------------------------
Cost of investments      $97,942,211    $42,156,449     $57,422,583  $44,882,345
================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2004, were as follows:

                                                        CONNECTICUT  CONNECTICUT   CONNECTICUT   CONNECTICUT
                                                            PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                             INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                              (NTC)        (NFC)         (NGK)         (NGO)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $3,864,229   $1,492,068    $1,786,684   $   630,742
   Depreciation                                            (813,873)    (388,577)     (257,836)   (1,211,903)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                        $3,050,356   $1,103,491    $1,528,848   $  (581,161)
============================================================================================================

                                                                                             INSURED
                                                      MASSACHUSETTS   MASSACHUSETTS    MASSACHUSETTS       MISSOURI
                                                            PREMIUM        DIVIDEND         TAX-FREE        PREMIUM
                                                             INCOME       ADVANTAGE        ADVANTAGE         INCOME
                                                              (NMT)           (NMB)            (NGX)          (NOM)
-------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $3,291,425      $1,093,301        $ 510,317     $2,218,908
   Depreciation                                            (688,508)       (163,076)        (564,491)      (198,275)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                        $2,602,917      $  930,225        $ (54,174)    $2,020,633
===================================================================================================================

The tax components of undistributed net investment income and net realized gains at May 31, 2004, were as follows:

                                                              CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                    (NTC)        (NFC)        (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                            $1,173,557     $502,475     $478,530     $512,881
Undistributed net ordinary income *                                    --           --           --        4,435
Undistributed net long-term capital gains                              --           --      119,864           --
================================================================================================================

                                                                                            INSURED
                                                      MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS     MISSOURI
                                                            PREMIUM        DIVIDEND        TAX-FREE      PREMIUM
                                                             INCOME       ADVANTAGE       ADVANTAGE       INCOME
                                                              (NMT)           (NMB)           (NGX)        (NOM)
----------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                        $998,406        $406,831        $123,850     $547,030
Undistributed net ordinary income *                          52,706              --              --           --
Undistributed net long-term capital gains                        --         132,057              --           --
================================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and May 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                        CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2004                                                          (NTC)        (NFC)        (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $4,933,954   $2,378,343   $2,093,729   $3,619,201
Distributions from net ordinary income *                         --           --       85,538           --
Distributions from net long-term capital gains                   --           --      205,862           --
==========================================================================================================

                                                                                       INSURED
                                                   MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS    MISSOURI
                                                         PREMIUM       DIVIDEND       TAX-FREE     PREMIUM
                                                          INCOME      ADVANTAGE      ADVANTAGE      INCOME
2004                                                       (NMT)          (NMB)          (NGX)       (NOM)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income              $4,376,698     $1,853,471     $2,496,989  $2,082,426
Distributions from net ordinary income *                      --             --         44,352          --
Distributions from net long-term capital gains                --        165,592             --          --
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



                                                        CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT
                                                            PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                             INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2003                                                          (NTC)        (NFC)        (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $4,914,860   $2,309,669   $2,079,493   $1,846,495
Distributions from net ordinary income *                     74,506           --      124,592           --
Distributions from net long-term capital gains                   --           --       31,111           --
==========================================================================================================
                                                                                         INSURED
                                                     MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                           PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                            INCOME      ADVANTAGE      ADVANTAGE       INCOME
2003                                                         (NMT)          (NMB)          (NGX)        (NOM)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $4,392,112     $1,843,169       $858,850   $2,071,810
Distributions from net ordinary income *                        --             --             --           --
Distributions from net long-term capital gains                  --             --             --           --
=============================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                          INSURED
                            CONNECTICUT   CONNECTICUT   CONNECTICUT  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                PREMIUM      DIVIDEND      DIVIDEND        PREMIUM       TAX-FREE      PREMIUM
                                 INCOME     ADVANTAGE   ADVANTAGE 3         INCOME      ADVANTAGE       INCOME
                                  (NTC)         (NFC)         (NGO)          (NMT)          (NGX)        (NOM)
--------------------------------------------------------------------------------------------------------------
Expiration year:
   2005                         $    --     $     --      $     --      $  195,761        $    --      $    --
   2006                              --           --            --              --             --           --
   2007                              --           --            --              --             --           --
   2008                              --           --            --         210,990             --       57,433
   2009                          45,596       30,535            --         718,509             --           --
   2010                              --       42,027            --              --             --        6,599
   2011                              --           --       172,070              --             --           --
   2012                              --      383,232       106,107              --         16,123           --
--------------------------------------------------------------------------------------------------------------
Total                           $45,596     $455,794      $278,177      $1,125,260        $16,123      $64,032
==============================================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under Connecticut Premium Income's (NTC), Massachusetts Premium Income's (NMT) and Missouri Premium Income's (NOM) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under Connecticut Dividend Advantage's (NFC), Connecticut Dividend Advantage 2's
(NGK), Connecticut Dividend Advantage 3's (NGO), Massachusetts Dividend Advantage's (NMB) and Insured Massachusetts Tax-Free Advantage's (NGX) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JANUARY 31,                                    JANUARY 31,
--------------------------------------------------------------------------------
2001*                   .30%                         2007                   .25%
2002                    .30                          2008                   .20
2003                    .30                          2009                   .15
2004                    .30                          2010                   .10
2005                    .30                          2011                   .05
2006                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                   .30%                         2008                   .25%
2003                    .30                          2009                   .20
2004                    .30                          2010                   .15
2005                    .30                          2011                   .10
2006                    .30                          2012                   .05
2007                    .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                   .32%                         2007                   .32%
2003                    .32                          2008                   .24
2004                    .32                          2009                   .16
2005                    .32                          2010                   .08
2006                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                   .32%                         2007                   .32%
2003                    .32                          2008                   .24
2004                    .32                          2009                   .16
2005                    .32                          2010                   .08
2006                    .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

Notes to
    FINANCIAL STATEMENTS (continued)



6. SUBSEQUENT EVENT

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2004, to shareholders of record on June 15, 2004, as follows:

                            CONNECTICUT  CONNECTICUT   CONNECTICUT   CONNECTICUT
                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                  (NTC)        (NFC)         (NGK)         (NGO)
--------------------------------------------------------------------------------
Dividend per share               $.0735       $.0745        $.0735        $.0650
================================================================================

                                                            INSURED
                       MASSACHUSETTS   MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                             PREMIUM        DIVIDEND       TAX-FREE      PREMIUM
                              INCOME       ADVANTAGE      ADVANTAGE       INCOME
                               (NMT)           (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
Dividend per share            $.0735          $.0775        $.0720        $.0735
================================================================================


Swap Transactions

The following Funds entered into forward starting swap transactions for the purpose of hedging their portfolio duration. The swap transactions will be marked to market daily with the corresponding unrealized gain or loss reflected in the Fund's NAV. The Funds entered into forward starting swap transactions on the dates and in the notional amounts as follows:

                         CONNECTICUT DIVIDEND          CONNECTICUT DIVIDEND
                            ADVANTAGE (NFC)               ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------
Trade Date          July 1, 2004   July 15, 2004    July 1, 2004   July 15, 2004
--------------------------------------------------------------------------------
Notional Amount         $500,000        $900,000        $500,000        $800,000
================================================================================


                        CONNECTICUT DIVIDEND          INSURED MASSACHUSETTS
                          ADVANTAGE 3 (NGO)          TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------------------------
Trade Date          July 1, 2004   July 15, 2004    June 9, 2004   June 23, 2004
--------------------------------------------------------------------------------
Notional Amount         $900,000      $1,400,000      $3,000,000      $2,500,000
================================================================================

Financial
       HIGHLIGHTS

                        FINANCIAL
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:


                                                         Investment Operations                              Less Distributions
                                    ----------------------------------------------------------------  ------------------------------

                                                              Distributions   Distributions
                                                                   from Net            from             From Net
                         Beginning                       Net     Investment         Capital           Investment    Capital
                            Common                 Realized/      Income to        Gains to            Income to   Gains to
                             Share         Net    Unrealized      Preferred       Preferred               Common     Common
                         Net Asset  Investment    Investment         Share-          Share-               Share-     Share-
                             Value      Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
====================================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                        $15.56       $ .93        $ (.96)         $(.05)           $ --   $ (.08)      $(.88)      $ --   $(.88)
2003                         14.46         .98          1.07           (.07)             --     1.98        (.88)        --    (.88)
2002                         14.20        1.00           .20           (.10)             --     1.10        (.84)        --    (.84)
2001                         12.92        1.02          1.32           (.24)             --     2.10        (.82)        --    (.82)
2000                         14.44        1.06         (1.54)          (.22)             --     (.70)       (.82)        --    (.82)

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                         15.53         .97         (1.00)          (.05)             --     (.08)       (.89)        --    (.89)
2003                         14.24        1.00          1.19           (.07)             --     2.12        (.84)        --    (.84)
2002                         13.88        1.00           .31           (.11)             --     1.20        (.84)        --    (.84)
2001(a)                      14.33         .21          (.23)          (.05)             --     (.07)       (.21)        --    (.21)

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                         16.23         .96         (1.13)          (.04)           (.01)    (.22)       (.87)      (.12)   (.99)
2003                         14.48         .98          1.74           (.07)           (.01)    2.64        (.83)      (.06)   (.89)
2002(b)                      14.33         .08           .30             --              --      .38        (.07)        --    (.07)

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                         15.06         .88         (1.14)          (.05)             --     (.31)       (.78)        --    (.78)
2003(c)                      14.33         .51           .93           (.04)             --     1.40        (.46)        --    (.46)
====================================================================================================================================
                                                                          Total Returns
                                                                     ---------------------
                                                                                   Based
                               Offering                                               on
                              Costs and       Ending                              Common
                              Preferred       Common                  Based        Share
                                  Share        Share       Ending        on          Net
                           Underwriting    Net Asset       Market    Market        Asset
                              Discounts        Value        Value     Value**      Value**
==========================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                               $ --       $14.60     $14.4700    (10.80)%       (.51)%
2003                                 --        15.56      17.1400     12.63        14.08
2002                                 --        14.46      16.0500      5.01         7.87
2001                                 --        14.20      16.1000     25.91        16.57
2000                                 --        12.92      13.5000    (14.85)       (4.87)

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                                 --        14.56      14.1200     (8.64)        (.56)
2003                                .01        15.53      16.3500      9.19        15.38
2002                                 --        14.24      15.7900      8.61         8.81
2001(a)                            (.17)       13.88      15.3400      3.71        (1.67)

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                               (.01)       15.01      14.1400     (4.65)       (1.48)
2003                                 --        16.23      15.8000     11.16        18.77
2002(b)                            (.16)       14.48      15.0500       .79         1.53

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                                 --        13.97      13.0000     (8.92)       (2.08)
2003(c)                            (.21)       15.06      15.0900      3.71         8.46
==========================================================================================
                                                               Ratios/Supplemental Data
                            ----------------------------------------------------------------------------------------------------
                                              Before Credit/Reimbursement         After Credit/Reimbursement***
                                            -------------------------------     ---------------------------------
                                                              Ratio of Net                         Ratio of Net
                                              Ratio of          Investment        Ratio of           Investment
                                 Ending       Expenses           Income to        Expenses            Income to
                                    Net     to Average             Average      to Average              Average
                                 Assets     Net Assets          Net Assets      Net Assets           Net Assets
                             Applicable     Applicable          Applicable      Applicable           Applicable       Portfolio
                              to Common      to Common           to Common       to Common            to Common        Turnover
                            Shares (000)        Shares++            Shares++        Shares++             Shares++          Rate
================================================================================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                            $77,725           1.23%              6.16%            1.23%                6.16%             15%
2003                             82,492           1.27               6.57             1.26                 6.58              23
2002                             76,327           1.34               6.90             1.34                 6.91              12
2001                             74,642           1.33               7.36             1.31                 7.39               8
2000                             67,579           1.36               7.87             1.32                 7.91              19

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                             37,238           1.26               5.97              .80                 6.44               4
2003                             39,625           1.27               6.29              .81                 6.76               7
2002                             36,233           1.38               6.56              .88                 7.06              20
2001(a)                          35,255           1.22*              4.10*             .80*                4.52*             29

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                             34,646           1.25               5.73              .80                 6.18              10
2003                             37,441           1.31               5.94              .82                 6.43              13
2002(b)                          33,408           1.06*              2.90*             .73*                3.23*             --

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                             60,774           1.24               5.58              .74                 6.08              14
2003(c)                          65,324           1.19*              4.72*             .71*                5.20*             18
================================================================================================================================
                                Preferred Shares at End of Period
                           -------------------------------------------
                             Aggregate     Liquidation
                                Amount      and Market           Asset
                           Outstanding           Value        Coverage
                                  (000)      Per Share       Per Share
======================================================================
CONNECTICUT PREMIUM
INCOME (NTC)
----------------------------------------------------------------------
Year Ended 5/31:
2004                           $38,300         $25,000         $75,734
2003                            38,300          25,000          78,846
2002                            38,300          25,000          74,822
2001                            38,300          25,000          73,722
2000                            38,300          25,000          69,112

CONNECTICUT DIVIDEND
ADVANTAGE (NFC)
----------------------------------------------------------------------
Year Ended 5/31:
2004                            19,500          25,000          72,740
2003                            19,500          25,000          75,801
2002                            19,500          25,000          71,453
2001(a)                         19,500          25,000          70,198

CONNECTICUT DIVIDEND
ADVANTAGE 2 (NGK)
----------------------------------------------------------------------
Year Ended 5/31:
2004                            17,500          25,000          74,495
2003                            17,500          25,000          78,487
2002(b)                         17,500          25,000          72,726

CONNECTICUT DIVIDEND
ADVANTAGE 3 (NGO)
----------------------------------------------------------------------
Year Ended 5/31:
2004                            32,000          25,000          72,480
2003(c)                         32,000          25,000          76,034
======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period January 26, 2001 (commencement of operations) through May 31, 2001.
(b) For the period March 25, 2002 (commencement of operations) through May 31, 2002.
(c) For the period September 26, 2002 (commencement of operations) through May 31, 2003.


                                 See accompanying notes to financial statements.

                                  60-61 SPREAD

                        FINANCIAL HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                         Investment Operations                              Less Distributions
                                    ----------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from             From Net
                         Beginning                       Net     Investment         Capital           Investment    Capital
                            Common                 Realized/      Income to        Gains to            Income to   Gains to
                             Share         Net    Unrealized      Preferred       Preferred               Common     Common
                         Net Asset  Investment    Investment         Share-          Share-               Share-     Share-
                             Value      Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
====================================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                        $15.30       $ .94       $ (.97)          $(.05)           $ --   $ (.08)      $(.88)      $ --  $ (.88)
2003                         14.48         .98          .78            (.07)             --     1.69        (.87)        --    (.87)
2002                         14.26        1.03          .13            (.11)             --     1.05        (.83)        --    (.83)
2001                         13.17        1.05         1.10            (.24)             --     1.91        (.82)        --    (.82)
2000                         14.72        1.05        (1.54)           (.21)             --     (.70)       (.85)        --    (.85)

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                         16.00        1.00        (1.11)           (.04)           (.01)    (.16)       (.92)      (.08)  (1.00)
2003                         14.16        1.04         1.74            (.07)             --     2.71        (.88)        --    (.88)
2002                         13.88        1.03          .25            (.12)             --     1.16        (.88)        --    (.88)
2001(a)                      14.33         .24         (.24)           (.05)             --     (.05)       (.22)        --    (.22)

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                         15.25         .94        (1.22)           (.06)             --     (.34)       (.86)      (.01)   (.87)
2003(b)                      14.33         .35         1.21            (.03)             --     1.53        (.37)        --    (.37)

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                         15.40         .96        (1.05)           (.06)             --     (.15)       (.88)        --    (.88)
2003                         14.35         .97         1.02            (.07)             --     1.92        (.87)        --    (.87)
2002                         13.97        1.01          .31            (.13)             --     1.19        (.81)        --    (.81)
2001                         12.77        1.02         1.18            (.26)             --     1.94        (.74)        --    (.74)
2000                         14.20         .99        (1.39)           (.26)             --     (.66)       (.77)        --    (.77)
====================================================================================================================================
                                                                          Total Returns
                                                                     ---------------------
                                                                                   Based
                               Offering                                               on
                              Costs and       Ending                              Common
                              Preferred       Common                  Based        Share
                                  Share        Share       Ending        on          Net
                           Underwriting    Net Asset       Market    Market        Asset
                              Discounts        Value        Value     Value**      Value**
==========================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                               $ --       $14.34     $14.3500     (9.51)%       (.51)%
2003                                 --        15.30      16.8000     12.98        12.02
2002                                 --        14.48      15.7000      8.04         7.51
2001                                 --        14.26      15.3300     15.71        14.72
2000                                 --        13.17      14.0000     (7.66)       (4.79)

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                                 --        14.84      14.8800     (3.74)       (1.03)
2003                                .01        16.00      16.4500      8.76        19.74
2002                                 --        14.16      15.9500     14.15         8.46
2001(a)                            (.18)       13.88      14.8000       .13        (1.61)

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                                 --        14.04      13.9000     (6.83)       (2.18)
2003(b)                            (.24)       15.25      15.7800      7.69         9.07

MISSOURI PREMIUM
INCOME (NOM)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                                 --        14.37      15.1500     (5.35)       (1.00)
2003                                 --        15.40      16.8700     15.39        13.75
2002                                 --        14.35      15.4100     14.11         8.65
2001                                 --        13.97      14.2500     17.41        15.48
2000                                 --        12.77      12.8125     (4.35)       (4.63)
==========================================================================================
                                                                 Ratios/Supplemental Data
                              ----------------------------------------------------------------------------------------------------
                                                Before Credit/Reimbursement         After Credit/Reimbursement***
                                              -------------------------------     ---------------------------------
                                                                Ratio of Net                         Ratio of Net
                                                Ratio of          Investment        Ratio of           Investment
                                   Ending       Expenses           Income to        Expenses            Income to
                                      Net     to Average             Average      to Average              Average
                                   Assets     Net Assets          Net Assets      Net Assets           Net Assets
                               Applicable     Applicable          Applicable      Applicable           Applicable       Portfolio
                                to Common      to Common           to Common       to Common            to Common        Turnover
                              Shares (000)        Shares++            Shares++        Shares++             Shares++          Rate
==================================================================================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                              $67,806           1.24%               6.37%           1.23%                6.38%             22%
2003                               72,003           1.28                6.61            1.27                 6.63              18
2002                               67,856           1.31                7.11            1.30                 7.12              13
2001                               66,579           1.37                7.46            1.35                 7.48              14
2000                               61,323           1.32                7.71            1.31                 7.73              11

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                               28,904           1.27                6.05             .81                 6.51              26
2003                               31,134           1.29                6.49             .83                 6.95               8
2002                               27,519           1.47                6.70             .94                 7.24               9
2001(a)                            26,951           1.28*               4.84*            .84*                5.28*             18

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                               38,121           1.28                5.94             .75                 6.46              97
2003(b)                            41,297           1.14*               4.17*            .68*                4.64*             19

MISSOURI PREMIUM
INCOME (NOM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2004                               32,231           1.27                6.44            1.26                 6.45              24
2003                               34,228           1.34                6.56            1.32                 6.58              15
2002                               31,619           1.38                7.08            1.36                 7.10               8
2001                               30,508           1.39                7.48            1.38                 7.50              31
2000                               27,701           1.48                7.49            1.47                 7.51              23
==================================================================================================================================
                                 Preferred Shares at End of Period
                            -------------------------------------------
                              Aggregate     Liquidation
                                 Amount      and Market           Asset
                            Outstanding           Value        Coverage
                                   (000)      Per Share       Per Share
=======================================================================
MASSACHUSETTS PREMIUM
INCOME (NMT)
-----------------------------------------------------------------------
Year Ended 5/31:
2004                            $34,000         $25,000         $74,857
2003                             34,000          25,000          77,943
2002                             34,000          25,000          74,894
2001                             34,000          25,000          73,955
2000                             34,000          25,000          70,091

MASSACHUSETTS DIVIDEND
ADVANTAGE (NMB)
-----------------------------------------------------------------------
Year Ended 5/31:
2004                             15,000          25,000          73,173
2003                             15,000          25,000          76,891
2002                             15,000          25,000          70,865
2001(a)                          15,000          25,000          69,919

INSURED MASSACHUSETTS
TAX-FREE ADVANTAGE (NGX)
-----------------------------------------------------------------------
Year Ended 5/31:
2004                             20,500          25,000          71,489
2003(b)                          20,500          25,000          75,362

MISSOURI PREMIUM
INCOME (NOM)
-----------------------------------------------------------------------
Year Ended 5/31:
2004                             16,000          25,000          75,360
2003                             16,000          25,000          78,481
2002                             16,000          25,000          74,405
2001                             16,000          25,000          72,669
2000                             16,000          25,000          68,282
=======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.
(a) For the period January 30, 2001 (commencement of operations) through May 31, 2001.
(b) For the period November 21, 2002 (commencement of operations) through May 31, 2003.

                                 See accompanying notes to financial statements.

                                  62-63 SPREAD

Trustees
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                 FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                    OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             144
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Trustee            1997    Private Investor and Management Consultant.                           144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Trustee            1993    Retired (1989) as Senior Vice President of The Northern               144
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Trustee            1999    President, The Hall-Perrine Foundation, a private philanthropic       144
10/22/48                                                  corporation (since 1996); Director, Alliant Energy; Director and
333 W. Wacker Drive                                       Vice Chairman, United Fire & Casualty Company; formerly
Chicago, IL 60606                                         Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a
                                                          regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Trustee            2004    Dean and Distinguished Professor of Finance, School of                144
3/6/48                                                    Business at the University of Connecticut; previously Senior
333 W. Wacker Drive                                       Vice President and Director of Research at the Federal
Chicago, IL 60606                                         Reserve Bank of Chicago (1995-2003); Director, Credit
                                                          Research Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).
------------------------------------------------------------------------------------------------------------------------------------


                                       64

                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                 FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                    OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Trustee            1997    Senior Partner and Chief Operating Officer, Miller-Valentine          144
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Trustee            1997    Executive Director, Gaylord and Dorothy Donnelley                     144
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST                                                                 PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                       FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                    OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               144
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 144
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       65



Trustees
       AND OFFICERS (CONTINUED)

                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST                                                                 PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                       FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                    OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan                Vice President     1999    Vice President (since 2002), formerly, Assistant Vice                 128
11/10/66                                                  President (since 1997), of Nuveen Advisory Corp.; prior
333 W. Wacker Drive                                       thereto, portfolio manager of Flagship Financial Inc.;
Chicago, IL 60606                                         Chartered Financial Analyst and Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               144
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             144
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            144
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 144
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         144
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell              Vice President     1988    Vice President of Nuveen Advisory Corp.; Chartered                    128
7/5/55                                                    Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


                                       66

                                                                                                                           NUMBER OF
                               POSITION(S)  YEAR FIRST                                                                 PORTFOLIOS IN
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                       FUND COMPLEX
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                    OVERSEEN BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa                Vice President     1990    Vice President of Nuveen Advisory Corp.                               128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    144
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               144
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             144
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
John V. Miller                 Vice President     2003    Vice President (since 2003) previously, Assistant Vice President      128
4/10/67                                                   (since 1999), prior thereto, credit analyst (since 1996) of Nuveen
333 W. Wacker Drive                                       Advisory Corp.; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            144
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Daniel S. Solender             Vice President     2003    Vice President of Nuveen Advisory Corp. (since 2003); previously,     128
10/27/65                                                  Principal and portfolio manager with The Vanguard Group
333 W. Wacker Drive                                       (1999-2003); prior thereto, Assistant Vice President of the
Chicago, IL 60606                                         Nuveen Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding             Vice President     1982    Vice President of Nuveen Advisory Corp. and Nuveen                    128
7/31/51                                                   Institutional Advisory Corp.; Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Build Your Wealth
       AUTOMATICALLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   INFORMATION



BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended May 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


                                                                     EAN-B-0504D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

During the reporting period, the registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert for the reporting period was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for part of reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                             AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                 TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                     $ 6,590                          $ 0                         $ 674                   $ 2,450
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                  N/A                           0%                            0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2003                     $ 6,039                          $ 0                         $ 352                   $ 1,975
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                  N/A                           0%                            0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                                                 $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                           0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2003                                                 $ 0                          $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          N/A                          N/A                           N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.

FISCAL YEAR ENDED                                        TOTAL NON-AUDIT FEES
                                                        BILLED TO ADVISER AND
                                                       AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                        PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                       RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                            TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                               BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2004                        $ 3,124                        $ 0                           $ 0                    $ 3,124
May 31, 2003                        $ 2,327                        $ 0                           $ 0                    $ 2,327

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAC would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: August 6, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: August 6, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: August 6, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.